                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ALLEGHENY TECHNOLOGIES INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box)*:

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

* No fee required

                                                   [Allegheny Technologies Logo]

                                                   1000 Six PPG Place
                                                   Pittsburgh, PA 15222-5479

                                                                  March 20, 2000

To our Stockholders:

     We are pleased to invite you to attend the 2000 Annual Meeting of Stockholders. The meeting will be held on Thursday, May 11, 2000, in the Room 1000 Auditorium, 10th Floor, Two Mellon Bank Center, 435 Fifth Avenue, Pittsburgh, Pennsylvania. The location is accessible to disabled persons.

     This booklet includes the notice of meeting as well as the Company's proxy statement. Enclosed with this booklet are the following:

     - Proxy or voting instruction card (including instructions for telephone and internet voting)

     - Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.)

     A copy of the Company's Annual Report for 1999 is also enclosed. If you are a stockholder of record, you will also receive an admission ticket request card.

     Please read the proxy statement and vote your shares as soon as possible. We encourage you to take advantage of voting by telephone or internet as explained on the enclosed proxy or voting instruction card. Or, you may vote by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     If you are a stockholder of record and plan to attend the meeting, please return the enclosed postage-paid admission ticket request card so that we can send your admission ticket to you before the meeting.

     We look forward to seeing as many of you as possible at the 2000 Annual Meeting.

Sincerely,

/s/ R.P. Simmons
R.P. Simmons
Chairman of the Board

/s/ T.A. Corcoran
T. A. Corcoran
President and Chief Executive Officer

                      ALLEGHENY TECHNOLOGIES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:          Thursday, May 11, 2000

TIME:                  11:00 A. M., Pittsburgh Time

PLACE:                 Room 1000 Auditorium, 10th Floor
                       Two Mellon Bank Center (Union Trust Building)
                       435 Fifth Avenue
                       Pittsburgh, Pennsylvania

RECORD DATE:           March 15, 2000

AGENDA

1) Election of a class of four directors for a three-year term;

2) Approval of a new Incentive Plan;

3) Ratification of the appointment of independent auditors for 2000; and

4) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

A list of stockholders entitled to vote will be available during business hours for ten days prior to the meeting at the Company's executive offices, 1000 Six PPG Place, Pittsburgh, Pennsylvania, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

Holders of Allegheny Technologies stock or their authorized representatives by proxy may attend the meeting. If you are a stockholder of record and you plan to attend the meeting, please complete and promptly return the enclosed postage-paid ticket request card so an admission ticket can be mailed to you. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

On behalf of the Board of Directors:

/s/ Jon D. Walton
Jon D. Walton
Senior Vice President,
General Counsel and Secretary

Dated: March 20, 2000

PROXY STATEMENT
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
Voting Procedures...........................................     1
Board Composition and Practices.............................     2
Item A on Proxy Card--Election of Directors.................     3
Committees of the Board of Directors........................     7
Director Compensation.......................................     8
Item B on Proxy Card--Approval of New Incentive Plan........     9
Item C on Proxy Card--Ratification of Independent
  Auditors..................................................    15
Other Business..............................................    15
Stock Ownership Information.................................    16
     Compliance with Section 16(a) Reporting................    16
     Five Percent Owners of Common Stock....................    16
     Stock Ownership of Management..........................    17
Report on Executive Compensation............................    18
Executive Compensation......................................    22
     Summary Compensation Table.............................    22
     Stock Options..........................................    24
     Pension Plans..........................................    25
     Employment and Change in Control Agreements............    26
Cumulative Total Stockholder Return.........................    28
Certain Transactions........................................    29
Other Information...........................................    30
     Annual Report on Form 10-K.............................    30
     2001 Annual Meeting and Stockholder Proposals..........    30
     Proxy Solicitation.....................................    30

                             YOUR VOTE IS IMPORTANT

     PLEASE VOTE AS SOON AS POSSIBLE. YOU CAN HELP ALLEGHENY TECHNOLOGIES REDUCE EXPENSES BY VOTING YOUR SHARES BY TELEPHONE OR INTERNET; YOUR PROXY CARD CONTAINS THE INSTRUCTIONS. OR, COMPLETE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                              PROXY STATEMENT FOR
                      2000 ANNUAL MEETING OF STOCKHOLDERS

VOTING PROCEDURES
--------------------------------------------------------------------------------

WHO MAY VOTE
      If you were a stockholder on the books of the Company at the close of business on March 15, 2000 you may vote at the annual meeting. On that day, 85,061,059 shares of our Common Stock were outstanding.

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

METHODS OF VOTING
      All stockholders may transmit their proxy votes by mail. Stockholders of record can also vote by telephone or internet. Stockholders who hold their shares through a bank or broker can vote by telephone or internet if their bank or broker offers those options.

- BY MAIL. Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

- BY TELEPHONE OR INTERNET. Stockholders of record may vote by using the toll-free number or internet website address listed on the proxy card. Participants who hold stock in Company employee benefit plans also may vote by telephone or the internet. Your proxy card contains a Control Number that will identify you as a stockholder when you vote by telephone or internet. You may use the telephone and internet procedures to vote your shares and to confirm that your votes were properly recorded. Please see your proxy card for specific instructions.

REVOKING YOUR PROXY
      You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

- sending a written notice to revoke your proxy to the Secretary of the Company;

- transmitting a proxy at a later date than your prior proxy either by mail, telephone or internet;

- attending the annual meeting and voting in person or by proxy (except for shares held in the employee plans described below).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS
      Participants who hold Common Stock in one of the Company's defined contribution savings or retirement or stock ownership plans may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may either sign and return the voting instruction card provided by the plan or transmit your instructions by telephone or internet. If you do not transmit instructions, your shares will be voted as the plan administrator directs or as otherwise provided in the plan.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES
      If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of Company Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

QUORUM FOR MEETING
      A majority of the outstanding shares, present or represented by a proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker, bank or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

     The four director nominees who receive the highest number of votes cast will be elected. Approval of each other item being considered requires a majority of the votes cast.

CONFIDENTIAL VOTING POLICY
      The Company maintains a policy of keeping stockholder votes confidential.

TRANSFORMATION AND REVERSE STOCK SPLIT
      In November 1999, the Company completed a strategic transformation (the "Transformation"), which included the spin-offs of Teledyne Technologies Incorporated ("Teledyne Technologies"), which was comprised of certain businesses in the Company's former Aerospace and Electronics Segment, and Water Pik Technologies, Inc. ("Water Pik"), which was comprised of businesses in the Company's former Consumer Segment. Immediately following the spin-offs, the Company effected a one-for-two reverse stock split and changed its name from Allegheny Teledyne Incorporated to Allegheny Technologies Incorporated. References to Common Stock mean the common stock of Allegheny Technologies. References to the number of shares of Common Stock, including stock option data, have been restated to reflect these transactions.

BOARD COMPOSITION AND PRACTICES
--------------------------------------------------------------------------------

INFORMATION AND MEETINGS
      The Board of Directors directs the management of the business and affairs of the Company as provided in the by-laws of the Company and the laws of the State of Delaware. The Board is not involved in day-to-day operations. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     Regular meetings of the Board were held seven times in 1999. Special meetings are scheduled when required; two were held in 1999. In 1999, average attendance at Board and committee meetings was over 98%.

NUMBER OF DIRECTORS
      The Board of Directors determines the number of directors. The Board currently consists of 13 members. Richard P. Simmons, Chairman of the Board and Chairman of the Executive Committee, who began his career with the Company in 1953, has announced his intention to retire from the Board of Directors when his term expires at the 2000 Annual Meeting. Following the Annual Meeting, the Board of Directors will consist of 12 members.

DIRECTOR TERMS
      The directors are divided into three classes and the directors in each class serve for a three-year term. The term of one class of directors expires each year at the annual meeting of stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires.

ITEM A ON PROXY CARD -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Board of Directors has nominated for election this year the class of four incumbent directors whose terms expire at the 2000 Annual Meeting.

     The three-year term of the class of directors nominated this year will expire at the 2003 Annual Meeting.

     The four nominees who receive the highest number of votes cast will be elected. If you sign and return your proxy card, the individuals named as proxies in the card will vote your shares for the election of the four nominees named below, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors.

     Background information about the nominees and continuing directors follows.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FOUR
                                   NOMINEES.

NOMINEES - TERMS TO EXPIRE AT 2003 ANNUAL MEETING (CLASS I)

THOMAS A. CORCORAN
Age:                                       55
Director Since:                            1999
ATI Board Committee:                       Executive Committee.
Principal Occupation:                      President and Chief Executive Officer of the Company since
                                           October 1999. Mr. Corcoran has also been named Chairman,
                                           effective with the retirement of Richard P. Simmons on May
                                           11, 2000.
Recent Business Experience                 Mr. Corcoran previously served as the President and Chief
                                           Operating Officer of the Electronics Sector of Lockheed
                                           Martin Corporation from March 1995 through October 1998
                                           and he was President and Chief Operating Officer of the
                                           Lockheed Martin Space Sector from October 1998 through
                                           September 1999. Previously, he was President of Martin
                                           Marietta Corporation's Electronics Group beginning in
                                           1993.
Other Directorships:                       In addition to serving as Chairman of Teledyne
                                           Technologies Incorporated, he is a director of L-3
                                           Communications Holdings, Inc., Lincoln Electric Holdings,
                                           Inc. and REMEC, Inc.
DIANE C. CREEL
Age:                                       51
Director Since:                            1996
ATI Board Committees:                      Committee on Governance, Personnel and Compensation
                                           Committee and Stock Incentive Award Subcommittee (Chair).
Principal Occupation:                      Chief Executive Officer and President of Earth Tech, an
                                           international consulting engineering firm.
Other Directorships:                       Board of the Corporations and Trusts which comprise the
                                           Fixed Income Funds of the American Funds Group, Teledyne
                                           Technologies Incorporated and The B.F. Goodrich Company.

C. FRED FETTEROLF
Age:                                       71
Director Since:                            1996
ATI Board Committees:                      Personnel and Compensation Committee, Stock Incentive
                                           Award Subcommittee and Technology Committee.
Recent Business Experience:                Mr. Fetterolf was President and Chief Operating Officer of
                                           Alcoa, Inc., prior to his retirement in 1991.
Other Directorships:                       Commonwealth Industries, Inc., Dentsply International
                                           Inc., Teledyne Technologies Incorporated, Union Carbide
                                           Corporation and Praxair, Inc.

JAMES E. ROHR
Age:                                       51
Director Since:                            1996
ATI Board Committees:                      Executive Committee, Audit and Finance Committee and
                                           Technology Committee.
Principal Occupation:                      President and Chief Operating Officer, The PNC Financial
                                           Services Group, Inc. Mr. Rohr has been named President and
                                           Chief Executive Officer of The PNC Financial Services
                                           Group, Inc., effective May 1, 2000.
Recent Business Experience:                Mr. Rohr has been President of The PNC Financial Services
                                           Group, Inc., since 1992 and assumed the additional title
                                           of Chief Operating Officer in 1998.
Other Directorships:                       The PNC Financial Services Group, Inc., Equitable
                                           Resources, Inc., Water Pik Technologies, Inc. and
                                           BlackRock, Inc.

CONTINUING DIRECTORS -- TERMS EXPIRE AT 2001 ANNUAL MEETING (CLASS II)

PAUL S. BRENTLINGER
Age:                                       72
Director Since:                            1996
ATI Board Committees:                      Audit and Finance Committee (Vice Chairman) and Technology
                                           Committee (Chairman).
Principal Occupation:                      Partner in Morgenthaler, a venture capital group
                                           headquartered in Cleveland, Ohio and Menlo Park,
                                           California.
Other Directorship:                        Teledyne Technologies Incorporated.

RAY J. GROVES
Age:                                       64
Director Since:                            1998
ATI Board Committees:                      Audit and Finance Committee and Committee on Governance.
Principal Occupation:                      Chairman of Legg Mason Merchant Banking, Inc., a
                                           subsidiary of Legg Mason, Inc., based in Baltimore,
                                           Maryland.
Recent Business Experience:                Mr. Groves was Chairman and Chief Executive Officer of
                                           Ernst & Young until his retirement in 1994.
Other Directorships:                       American Water Works Company, Inc., Boston Scientific
                                           Corporation, Dominion Resources, Inc., Electronic Data
                                           Systems Corporation, Marsh & McLennan Companies, Inc. and
                                           Nabisco Group Holdings, Inc.

JAMES L. MURDY
Age:                                       61
Director Since:                            1999
ATI Board Committee:                       Technology Committee.
Principal Occupation:                      Executive Vice President, Finance & Administration and
                                           Chief Financial Officer.
Recent Business Experience:                Mr. Murdy has been Chief Financial Officer since August
                                           1996, and Executive Vice President, Finance and
                                           Administration since December 1996. He was a Senior Vice
                                           President of the Company from August 1996 to December
                                           1996, having previously served as the Senior Vice
                                           President-Finance and Chief Financial Officer of Allegheny
                                           Ludlum Corporation.
Other Directorship:                        Federated Investors, Inc.

WILLIAM G. OUCHI
Age:                                       56
Director Since:                            1996
ATI Board Committees:                      Audit and Finance Committee, Personnel and Compensation
                                           Committee and Stock Incentive Award Subcommittee.
Principal Occupation:                      Vice Dean and Faculty Director of Executive Education
                                           Programs and Sanford & Betty Sigoloff Professor in
                                           Corporate Renewal, Anderson Graduate School of Management,
                                           University of California at Los Angeles, since 1998.
Recent Business Experience:                Mr. Ouchi previously was a professor of management in the
                                           Anderson Graduate School of Management, University of
                                           California at Los Angeles
Other Directorships:                       FirstFed Financial Corp., Sempra Energy and Water Pik
                                           Technologies, Inc.

CONTINUING DIRECTORS -- TERMS EXPIRE AT THE 2002 ANNUAL MEETING (CLASS III)

ROBERT P. BOZZONE
Age:                                       66
Director Since:                            1996
ATI Board Committees:                      Executive Committee and Committee on Governance.
Principal Occupation:                      Vice Chairman of the Board of the Company.
Recent Business Experience:                Mr. Bozzone served as Vice Chairman of Allegheny Ludlum
                                           Corporation from August 1994 to August 1996. Previously,
                                           he was President and Chief Executive Officer of Allegheny
                                           Ludlum.
Other Directorships:                       In addition to serving as Chairman of Water Pik
                                           Technologies, Inc., he is a director of DQE, Inc. whose
                                           principal subsidiary is Duquesne Light Company, and
                                           Teledyne Technologies Incorporated.

FRANK V. CAHOUET
Age:                                       67
Director Since:                            1996
ATI Board Committees:                      Audit and Finance Committee (Chairman), Committee on
                                           Governance and Technology Committee.
Principal Occupation:                      Retired Chairman, President and Chief Executive Officer,
                                           Mellon Financial Corporation.
Recent Business Experience:                Mr. Cahouet was Chairman, President and Chief Executive
                                           Officer of Mellon Financial Corporation, a bank holding
                                           corporation, and Mellon Bank, N.A., a banking corporation, until his retirement in December 1998.
Other Directorships:                       In addition to serving as Chairman of Saint-Gobain
                                           Corporation, he is a director of Avery Dennison
                                           Corporation, Korn/Ferry International, Mellon Financial
                                           Corporation and Teledyne Technologies Incorporated.

W. CRAIG MCCLELLAND
Age:                                       65
Director Since:                            1996
ATI Board Committees:                      Committee on Governance (Chairman), Personnel and
                                           Compensation Committee and Stock Incentive Award
                                           Subcommittee.
Recent Business Experience:                Mr. McClelland was Chairman and Chief Executive Officer of
                                           Union Camp Corporation, a manufacturer of paper products,
                                           prior to his retirement in 1999.
Other Directorships:                       International Paper Company, The PNC Financial Services
                                           Group, Inc. and Water Pik Technologies, Inc.

CHARLES J. QUEENAN, JR.
Age:                                       69
Director Since:                            1996
ATI Board Committees:                      Executive Committee and Personnel and Compensation
                                           Committee (Chairman).
Principal Occupation:                      Senior Counsel of Kirkpatrick & Lockhart LLP,
                                           attorneys-at-law.
Recent Business Experience:                Prior to January 1996, Mr. Queenan was a partner of
                                           Kirkpatrick & Lockhart LLP.
Other Directorships:                       Crane Co., Teledyne Technologies Incorporated and Water
                                           Pik Technologies, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

STANDING COMMITTEES

     The Board of Directors has six standing committees--Executive, Audit and Finance, Governance, Personnel and Compensation, Stock Incentive Award Subcommittee of the Personnel and Compensation Committee, and Technology--each of which has a written charter.

EXECUTIVE COMMITTEE

     The Executive Committee has broad powers to act on behalf of the Board of Directors. In practice, the Executive Committee acts when emergency issues or scheduling problems make it difficult to convene a meeting of all directors and on specific matters referred to the Committee by the Board of Directors. The Executive Committee reports all actions it takes at the next meeting of the Board. The Executive Committee met twice during 1999.

AUDIT AND FINANCE COMMITTEE

     The primary audit-related functions of the Audit and Finance Committee are to:

- Make recommendations to the Board of Directors regarding the appointment of the independent accountants;

- Review the scope of the annual audit plan, proposed fees and other activities of the independent accountants and the audit plan of the internal auditors;

- Review with management and the independent accountants, upon completion of the annual audit, the financial statements and related reports; and

- Evaluate the Company's internal and external audit efforts, accounting and financial controls and business ethics policies and practices by reviewing reports by, and attending meetings with, the internal and external auditors and management.

     The primary finance-related functions of the Audit and Finance Committee relate to:

- Company debt and credit arrangements and other major financial proposals;

- Company relationships with banks and other financial institutions; and

- Policies with respect to dividends, capital structure and authorized stock.

     The members of the Audit and Finance Committee are not officers or employees of the Company. The independent auditors and the internal auditors have full access to the Committee and meet with the Committee, with, and on a routine basis without, management being present, to discuss all appropriate matters. The Committee met five times in 1999.

COMMITTEE ON GOVERNANCE

      The Committee on Governance administers the Company's compensation programs for directors. In addition, the Committee reviews, evaluates and makes recommendations to the Board of Directors regarding:

- Candidates for nomination as new Board members and nomination of incumbent directors as continuing Board members when their terms expire;

- Assignments to Board committees and appointments of committee chairs;

- The composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information; and

- Policies on Board tenure and the retirement or resignation of incumbent directors.

The Committee met five times in 1999.

     Recommendations by stockholders of potential nominees must be directed to the Corporate Secretary in the manner specified in the Company's certificate of incorporation. See "2001 Annual Meeting and Stockholder Proposals" on page 30.

PERSONNEL AND COMPENSATION COMMITTEE

      The Personnel and Compensation Committee, together with the Stock Incentive Award Subcommittee, established, and annually reassesses, the executive compensation program. Their Report on Executive Compensation begins on page 18.

     The Committee administers the Company's incentive compensation plans, except to the extent the Stock Incentive Award Subcommittee administers the plans. The Committee also reviews, evaluates and makes recommendations to the Stock Incentive Award Subcommittee and/or the Board of Directors, and consults with the Chief Executive Officer, as appropriate, regarding:

- Executive management organization matters;

- Compensation and benefits for officers who also serve as directors of the Company;

- Compensation and benefit policies and procedures relating to officers who are statutory insiders; and

- Policy matters relating to employee benefits and employee benefit plans.

     None of the members of the Personnel and Compensation Committee is an employee of the Company and each member is an "outside director" for the purposes of the corporate compensation provisions contained in Section 162(m) of the Internal Revenue Code. The Committee met seven times in 1999.

STOCK INCENTIVE AWARD SUBCOMMITTEE

      The Stock Incentive Award Subcommittee is responsible for administering and making awards under the Company's stock-based incentive compensation programs for officers, referred to as "statutory insiders," who are required to file reports under Section 16 of the Securities Exchange Act of 1934.

     None of the members of the Subcommittee is an employee of the Company. Each member is a "non-employee director" for the purposes of Rule 16b-3 of the Securities and Exchange Commission and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code. See the "Report on Executive Compensation." The Subcommittee met four times in 1999.

TECHNOLOGY COMMITTEE

      The Technology Committee assesses and makes recommendations to the Board of Directors regarding:

     - The impact of technologies that could materially affect the Company's success;

     - The Company's technical capabilities; and

     - Priorities, asset deployment and other matters related to the Company's technical activities.

The Committee met once in 1999.

DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

      Directors who are not employees of the Company are paid an annual retainer fee of $28,000. Directors also are paid $1,500 for each Board meeting and $1,000 for each committee meeting attended. Each non-employee chair of a committee is paid an annual fee of $3,000. Directors who are employees of the Company do not receive any compensation for their services on the Board or its committees.

     The non-employee directors also participate in the 1996 Non-Employee Director Stock Compensation Plan ("Director Stock Plan"). The purpose of the Director Stock Plan is to provide non-employee directors with an increased personal interest in the Company's performance.

     Under the Director Stock Plan, options to purchase 1,000 shares of Common Stock are granted to non-employee directors at the conclusion of each annual meeting of stockholders. The purchase price of the Common Stock covered by these annual options is the fair market value of the Common Stock on the date the option is granted.

     The Director Stock Plan also provides that each non-employee director receives at least 25 percent of the annual retainer fee in the form of Common Stock and/or options to acquire Common Stock. Each director may elect a greater percentage. The directors also may elect to receive all or a percentage of their meeting fees in the form of Common Stock and/or options to acquire Common Stock. Options granted under this part of the Director Stock Plan are intended to provide each electing director with options having an exercise value on the date of grant equal to the foregone fees; that is, the difference between the exercise price and the market price of the underlying shares of Common Stock on the date of grant is intended to be equal to the foregone fees.

     In order to continue to attract and retain non-employee directors of exceptional ability and experience, the Company also maintains a Fee Continuation Plan for Non-Employee Directors. Under the plan, benefits are payable to a person who serves as a non-employee director for at least five years. The annual benefit equals the retainer fee in effect when the director retires from the Board. Benefits are paid for each year of the participant's credited service as a director (as defined in the plan) up to a maximum of ten years.

ITEM B ON PROXY CARD -- APPROVAL OF NEW INCENTIVE PLAN
--------------------------------------------------------------------------------

      The Company's Board of Directors approved the Allegheny Technologies 2000 Incentive Plan (the "Plan"), effective January 1, 2000, subject to approval by stockholders at the 2000 Annual Meeting. Any awards made under the Plan prior to the Annual Meeting are subject to the approval of the stockholders at the Annual Meeting.

     The Board recommends that you vote FOR approval of the Plan.

     The following pages summarize the principal features of the Plan. For a copy of the Plan, please call 1-800-720-6393 (in the U.S. or Canada) or write to the Corporate Secretary at the address on the cover of this proxy statement.

PURPOSE OF THE PLAN

      The Plan authorizes the Board of Directors or an authorized committee or subcommittee of the Board to make incentive awards, including stock-based awards, to Company employees. The purpose of the Plan is to motivate and reward key officers and executives who contribute to profitability and, in the case of stock-based awards, to give these individuals an ownership interest in the Company and a proprietary and vested interest in the Company's growth and financial success. The Board believes that the Plan will enhance the Company's ability to attract and retain individuals with exceptional managerial, technical and professional skills upon whom, in large measure, the sustained growth and profitability of the Company depend.

COMPARISON WITH EXISTING PLAN

      The Plan is substantially identical to the existing 1996 Incentive Plan (the "1996 Incentive Plan"), and continues to provide that a variety of stock- and cash-based awards are available for grant under the Plan. The Plan does, however, eliminate the provisions of the prior plan that permitted the Company to reduce the price of options previously granted; the Company had not authorized the repricing of options under the prior plan.

SHARES AUTHORIZED AND
AWARD LIMITS

      The Plan authorizes the issuance of up to 10 percent of the shares of Common Stock outstanding on the effective date of the Plan. The Plan further authorizes the issuance of an additional 10 percent of any increase in the number of outstanding shares. Shares of Common Stock subject to awards under the Plan or the 1996 Incentive Plan that are forfeited, terminated or otherwise surrendered by the participant (other than upon exercise or settlement of the award) will be available for subsequent awards under the Plan. The number of shares available for issuance under the Plan will be subject to anti-dilution adjustments on the occurrence of significant corporate events.

     Of the total number of shares authorized for grant under the Plan, the Company may issue no more than 1 million shares as awards of restricted stock.

     The Plan also contains annual limits on awards to individual participants. In any calendar year, no participant may be granted stock options, stock appreciation rights or other stock grants covering more than 1 million shares and more than $5 million in cash.

ADMINISTRATION

      The Personnel and Compensation Committee or the Stock Incentive Award Subcommittee (either or both of which are referred to as the "ATI Committee") will administer the Plan. Members of the Committee or Subcommittee must be "non-employee directors" and "outside directors" to the extent required to meet applicable regulatory requirements. This means that they cannot be current or former Company officers or employees and may not receive compensation from the Company except in their capacity as directors. The Board may assume responsibilities otherwise assigned to the ATI Committee and may amend, alter or discontinue the Plan at any time. However, none of these actions may impair a participant's existing rights without the participant's consent. Also, the Board and the ATI Committee cannot amend the Plan without stockholder approval if that approval is required to qualify for or comply with applicable tax or regulatory requirements.

     The ATI Committee has the authority to select employees to whom it will grant awards, to determine the types of awards and the number of shares covered, to set the terms and conditions of the awards and to cancel or suspend awards. It also has the authority to interpret the Plan, establish and modify administrative rules, impose conditions and restrictions on awards and take such other action it considers necessary or appropriate.

ELIGIBILITY

      All officers and key employees of the Company and its subsidiaries are eligible to be selected as participants. The ATI Committee may also grant awards, other than incentive stock options, to non-employees who, in its judgment, render significant services to the Company or any of its subsidiaries. The Company currently has approximately 400 officers and key employees who are potentially eligible to participate in the Plan.

TERM

      The Plan has no fixed expiration date, but no incentive stock options may be granted after May 11, 2010 and the provisions of the Plan with respect to performance-based awards (as described below) expire May 11, 2005.

STOCK OPTIONS

      The ATI Committee may grant incentive stock options under the Internal Revenue Code or nonqualified options that do not qualify as incentive stock options. The ATI Committee determines the option grant price and the term of the option, although the price and terms of incentive stock options must meet the requirements of the Internal Revenue Code. An option is exercisable at such times as the ATI Committee determines.

     The participant must pay the option exercise price in full on exercise. The participant may pay the price in cash, by surrendering shares of Common Stock with a value equal to the option price, or by a combination of cash, shares of Common Stock or other consideration approved by the ATI Committee.

     Options will terminate on the terms and conditions that the ATI Committee specifies in the grant agreement. Generally, when a participant's employment terminates for any reason other than death or disability or retirement (as defined), any stock options that were not then exercisable expire and options that were then exercisable expire 30 days after the date of termination. In general, when a participant's employment terminates due to death, all outstanding stock options vest and are exercisable for twelve months from the date of death. In the case of disability or retirement, options continue to vest and are exercisable over their remaining term.

     The ATI Committee may permit participants to transfer stock option awards to immediate family members or family trusts. Otherwise, stock option awards are not transferable during the participant's lifetime.

STOCK APPRECIATION RIGHTS

      A stock appreciation right ("SAR") entitles the holder to receive, on exercise, the excess of the fair market value of the shares on the exercise date over the SAR exercise price. The ATI Committee may grant SAR awards as stand-alone awards or in combination with a related option award under the Plan. The terms and conditions that govern the related stock option generally govern SARs granted in combination with options.

     The ATI Committee determines the exercise prices of SARs, which in the case of SARs granted in combination with stock options, will not be less than the exercise price of the related stock options. Payment upon exercise of SARs will be in cash or Common Stock, as determined by the ATI Committee.

RESTRICTED SHARES

      Restricted shares are shares issued with conditions or contingencies. Until the conditions or contingencies are satisfied or lapse, the restricted stock is subject to forfeiture. The ATI Committee establishes the terms and conditions applicable to a restricted stock award. With respect to performance-based grants to covered employees (generally, the named officers in the proxy statement), performance targets will be specified levels of one or more of the performance goals specified in the Plan. See "Performance-Based Compensation" below.

     A recipient of restricted shares has the right to vote the shares and receive dividends on the shares unless the ATI Committee determines otherwise. If a participant ceases to be an employee before the end of the contingency period, the award is forfeited, subject to such exceptions as the ATI Committee may authorize.

     The ATI Committee, in its sole discretion, may waive all conditions or contingencies relating to a restricted share award under certain circumstances (including the death, disability, or retirement of a participant, or a material change in circumstances arising after the date of grant) and subject to such terms and conditions as it deems appropriate.

PERFORMANCE AWARDS

      The ATI Committee may grant performance awards to participants on the terms and conditions specified by the Committee. Under a performance award, a participant receives a payment from the Company based on the extent to which predetermined performance targets are achieved over a specified award period. Performance awards may be denominated and/or paid in cash, Common Stock or a combination of both, as determined by the ATI Committee.

     The ATI Committee establishes the duration of an award period and the performance targets. It also decides whether the performance levels have been achieved, what amount of the award will be paid and the form of payment, which may be cash, stock or other property or any combination. In the case of awards to covered employees, the targets will generally consist of attaining specified levels of one or more of the performance goals specified in the Plan. See "Performance-Based Compensation" below. When circumstances occur which the ATI Committee determines to be extraordinary and to cause predetermined performance targets to be an inappropriate measure of achievement, the ATI Committee, in its discretion, may adjust the performance targets to the extent consistent with the provisions of the Internal Revenue Code.

     Generally, a participant will forfeit all rights to a performance award if the participant terminates employment before the end of the award period, unless the ATI Committee determines otherwise. On retirement, if the ATI Committee determines that an award should be paid, or in the case of death or disability, the award will be pro-rated based on the number of months the participant was employed during the award period.

OTHER STOCK-BASED AWARDS

      The ATI Committee may make other awards of stock purchase rights (with or without loans to participants by the Company) or cash awards, Common Stock awards or other types of awards that are valued in whole or in part by reference to the value of the Common Stock.

The ATI Committee will determine the conditions and terms that apply to these awards.

SHORT-TERM CASH AWARDS

      The ATI Committee may make performance-based annual cash incentive awards to any covered employees, as follows:

- The class of persons covered consists of those senior executives who the ATI Committee determines to be subject to Section 162(m) of the Internal Revenue Code.

- The targets for annual incentive payments to covered employees will consist only of specified levels of the performance goals specified in the Plan. See "Performance-Based Compensation" below.

- In administering the incentive program and determining incentive awards, the ATI Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by the executive's attainment under the applicable payment schedule. The ATI Committee will have the flexibility, based on its business judgment, to reduce this amount.

CHANGE IN CONTROL

      In order to preserve the value of outstanding awards for participants in the event of a change in control of the Company, unless the ATI Committee determines otherwise at the time of the grant of a particular award:

- stock options and SARs immediately become exercisable;

- the restrictions on all restricted shares lapse;

- all performance awards become immediately payable; and

- all other awards under the Plan vest and become nonforfeitable.

     A change in control of the Company means any of the following events:

- the acquisition of 25% or more of the Common Stock by a person or group, other than an acquisition approved by the Board of Directors;

- a change in the composition of the Company's Board of Directors such that the individuals who constitute the Board of Directors as of the effective date of the Plan no longer constitute at least two-thirds of the Company's Board of Directors (unless the change is made by persons nominated by a Board at least two-thirds of whom were incumbent Board members);

- stockholder approval of certain mergers, reorganizations or consolidations; or

- stockholder approval of a complete liquidation or dissolution of the Company or a sale or other disposition of substantially all of the Company's assets.

PERFORMANCE-BASED COMPENSATION

      Section 162(m) of the Internal Revenue Code limits the amount of the deduction that a company may take on its U.S. federal tax return for compensation paid to any covered employees (as previously noted, the Code refers to the named officers in the proxy statement as "covered employees.") The limit is $1 million per covered employee per year, with certain exceptions. This deductibility cap does not apply to "performance-based compensation," if approved by the stockholders. The Company believes that certain awards under the Plan will qualify as performance-based compensation, if stockholders approve the Plan and it is otherwise administered in compliance with Code Section 162(m).

     The Plan contains a number of measurement criteria that the ATI Committee may use to determine whether and to what extent a covered employee has earned a restricted stock award, performance award, other stock-based award or a short-term cash award. The measurement criteria that the ATI Committee may use to establish specific levels of performance goals include any one or a combination of the following: operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), balanced scorecard, reductions in inventory, inventory turns and on-time delivery performance. The ATI Committee may set performance goals based on the achievement of specified levels of corporate-wide performance or performance of the Company subsidiary or business unit in which the participant works and safety measures, and other quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities. The Committee may make downward adjustments in the amounts payable under a performance-based compensation award, but it may not increase the award amounts or waive the achievement of a particular goal.

TAX ASPECTS OF THE PLAN

      The grant of a nonqualified stock option or SAR under the Plan has no U.S. federal income tax consequences for the participant or the Company. Upon exercise of a stock option or SAR, the Company may take a tax deduction and the participant realizes ordinary income. The amount of this deduction and income is equal to the difference between the fair market value of the shares on the date of exercise and the exercise price of the stock option or SAR. The ATI Committee may permit participants to surrender Common Stock or have Common Stock withheld from the shares otherwise issuable in connection with the award to satisfy the required withholding tax obligation.

     In the case of incentive stock options, the participant does not recognize income on the grant or the exercise and the Company is not entitled to a deduction. However, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price is counted in determining the participant's alternative minimum taxable income. When the participant disposes of the shares acquired on the exercise of an incentive stock option, the gain or loss recognized is treated as long-term capital gain or loss unless the disposition occurs within one year after the exercise or within two years after the grant of the incentive stock option; if the participant makes an earlier disposition of these shares, the participant may recognize ordinary income, to the extent the fair market value of the Common Stock on the date of exercise exceeds the exercise price (but not in excess of the amount the participant realizes in connection with the disposition) and the Company may take a deduction at the same time and for the same amount. The participant will also recognize capital gain, to the extent the amount realized on the sale of the Common Stock exceeds the participant's basis in the Common Stock, which gain will be long-term or short-term, depending on how long the participant has held the Common Stock.

     Regarding Plan awards (other than options or SARs) that are settled either in Common Stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of the Common Stock or other property received. The Company may take a deduction for the same amount.

     Regarding Plan awards (other than options or SARs) that are settled either in cash or in Common Stock or other property that is subject to contingencies restricting transfer and to a substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of the Common Stock or other property received (less any amount paid by the participant) when the Common Stock or other property first becomes transferable or not subject to substantial risk of forfeiture, whichever occurs first. The Company may take a deduction at the same time and for the same amount.

     The ATI Committee has discretion as to any award under the Plan to grant a participant a separate cash amount at exercise, vesting or lapse of restrictions to meet mandatory tax withholding obligations or to reimburse for any individual taxes paid.

     The deductibility under the Internal Revenue Code of compensation payable under the Plan to covered employees is subject to the requirements of Section 162(m). The Incentive Plan is intended, with the approval of stockholders, to meet such requirements to the extent the awards are performance-based.

RECENT SHARE PRICE

      On March 15, 2000 (the record date for the Annual Meeting), the closing market price for the Common Stock was $17.9375 per share.

CONTINGENT PERFORMANCE AWARDS

      The ATI Committee has authorized an award for the 2000-2002 award period under a new performance share program to further link the interests of the Company's management to enhanced stockholder value. These awards are subject to stockholder approval of the Plan. See page 18 of the Report on Executive Compensation for a description of this program. If the Plan is approved by the stockholders, of the total shares reserved for issuance under the Plan, the maximum number of shares issuable with respect to this award period, if the maximum award payable for such award period is earned, is as follows:

                                                              Maximum Number
Name and Position                                               of Shares*
-----------------                                             ---------------
T. A. Corcoran, President and Chief Executive Officer           up to 143,820
J. L. Murdy, Executive Vice President-Finance and
  Administration and Chief Financial Officer                     up to 61,424
J. R. Cool, Senior Vice President, Human Resources               up to 46,422
J. D. Walton, Senior Vice President, General Counsel and
  Secretary                                                      up to 41,198
D. G. Reid, Vice President-Controller and Chief Accounting
  Officer                                                        up to 22,772
Executive Group                                                 up to 315,636
Non-Executive Director Group                                                0
Non-Executive Officer Employee Group                            up to 708,364

* The dollar value of the shares will be determined when the award is paid; under the terms of the award, payments of the award, if earned, will be made in three annual installments, beginning in 2003.

     While the ATI Committee has established general guidelines with respect to its compensation programs which are described in the Report on Executive Compensation, the designation of specific participants and the amount of any other award that may be made under the Plan will be determined in the discretion of the ATI Committee.

REPURCHASES TO PREVENT DILUTION

      To prevent or minimize the dilution effect of stock-based compensation plans, the Company's current practice is to repurchase shares in the open market in amounts at least equal to the number of shares that may be issued under employee stock option and other stock incentive plans. The Company intends to use the proceeds of stock option award exercises under the Plan for this purpose as well as other funds available from time to time. The continuation of this practice is subject to the Company's capital needs and resources and compliance with corporate, securities and regulatory requirements that apply to share repurchases.

VOTE REQUIRED FOR APPROVAL

      For this proposal to be adopted, a majority of the votes cast by the stockholders must be voted for approval.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                         VOTE FOR APPROVAL OF THE PLAN.

ITEM C ON PROXY CARD -- RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

      Ernst & Young LLP has served as independent auditors for the Company since August 15, 1996 and served as independent auditors for Allegheny Ludlum Corporation since 1980. The Board of Directors believes that Ernst & Young is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditors.

     For this proposal to be adopted, a majority of the votes cast must be voted for approval. If the stockholders do not ratify the selection of Ernst & Young, the Board will reconsider the appointment of independent auditors. It is expected that representatives of Ernst & Young will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE
                     SELECTION OF THE INDEPENDENT AUDITORS.

OTHER BUSINESS
--------------------------------------------------------------------------------

      The Company knows of no business that may be presented for consideration at the meeting other than the three action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

     Following adjournment of the formal business meeting, Richard P. Simmons, Chairman of the Board, and Thomas A. Corcoran, President and Chief Executive Officer, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

STOCK OWNERSHIP INFORMATION
--------------------------------------------------------------------------------

COMPLIANCE WITH SECTION 16(A) REPORTING

      The rules of the Securities and Exchange Commission require the Company to disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all filings by these individuals were made on a timely basis in 1999.

FIVE PERCENT OWNERS OF COMMON STOCK

      As of March 12, 2000, the Company had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of Company Common Stock. In general, "beneficial ownership" includes those shares a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

                                                                 Amount and
                                                                 Nature of
                                                                 Beneficial       Percent of
Name and Address of Beneficial Owner                             Ownership          Class
--------------------------------------------------------------------------------------------
Richard P. Simmons..........................................     8,257,600(a)         9.7%
1000 Six PPG Place
Pittsburgh, PA 15222
Caroline W. Singleton.......................................     6,999,660(b)         8.2%
335 North Maple Drive
Beverly Hills, CA 90210
J. P. Morgan & Co. Incorporated.............................     9,925,247(c)        11.7%
60 Wall Street
New York, NY 10260

(a) Mr. Simmons has the sole power to direct the voting of all of these shares, and sole power to direct the disposition of 4,157,329 of these shares. Mrs. Richard P. Simmons has the sole power to direct the disposition of 4,040,696 of these shares. The amount shown includes shares held for Mr. Simmons as of February 29, 2000 under the Company's Retirement Savings Plan and options to acquire 52,362 shares which Mr. Simmons may exercise within 60 days of March 12, 2000 under Company incentive stock plans. Mr. Simmons disclaims beneficial ownership of shares owned by the R. P. Simmons Family Foundation; and exercisable options to acquire 113,368 shares which he transferred as gifts to family members which are not shown in the table.

(b) Caroline W. Singleton filed a Schedule 13G, under the Securities and Exchange Act of 1934 indicating that as of February 11, 2000, she held sole voting and dispositive power with respect to 6,999,660 shares, as the sole trustee of the Singleton Family Trust.

(c) J. P. Morgan & Co. Incorporated filed a Schedule 13G, as amended, under the Securities Exchange Act of 1934 indicating that as of December 31, 1999, it beneficially owned 9,925,247 shares of Common Stock, including 7,709,108 shares as to which it had sole voting power; 25,109 shares as to which it had shared voting power; 9,731,138 shares as to which it had sole dispositive power; and 121,559 shares as to which it had shared dispositive power.

STOCK OWNERSHIP OF MANAGEMENT

     The following table shows the shares of Common Stock reported to the Company as beneficially owned as of March 12, 2000 by the nominees for director, the continuing directors and other statutory insiders of the Company.

                                          Shares           Shares That        Total Shares-Percentage
                                       Beneficially      May Be Acquired          if 1% or more of
Beneficial Owner                          Owned          Within 60 Days          Shares Outstanding
------------------------------------------------------------------------------------------------------
Robert P. Bozzone....................    2,656,102            13,605            2,669,707        3.1%
Paul S. Brentlinger..................        5,452             2,268                7,720
Frank V. Cahouet.....................           96            33,753               33,849
Judd R. Cool.........................       21,392            11,337               32,729
Thomas A. Corcoran...................       90,000                 0               90,000
Diane C. Creel.......................          811            14,438               15,249
C. Fred Fetterolf....................        5,424             2,268                7,692
Ray J. Groves........................        2,686             7,550               10,235
W. Craig McClelland..................        4,718             2,268                6,986
James L. Murdy.......................       66,395            49,506              115,901
William G. Ouchi.....................       10,481             9,396               19,877
Charles J. Queenan, Jr...............      355,002             2,268              357,270
Dale G. Reid.........................       15,940            31,857               47,797
James E. Rohr........................        5,470             2,268                7,738
Richard P. Simmons...................    8,214,424            43,176            8,257,600        9.7%
Jon D. Walton........................       54,842            41,948               96,790
                                        ----------           -------           ----------
All 16 nominees, continuing directors
  and other statutory insiders as a
  group..............................   11,509,235           267,906           11,777,141       13.8%
------------------------------------------------------------------------------------------------------

     Mr. Simmons' beneficial ownership is described in note (a) to the table under Five Percent Owners of Common Stock" on page 16.

     The table includes shares held as of February 29, 2000 in the Company's 401(k) plans for the accounts of Messrs. Bozzone, Murdy, Reid, Simmons and Walton and shares held jointly with the named individual's spouse. The table also includes the following shares where beneficial ownership is disclaimed:
120,000 shares owned by Mr. Bozzone's wife; 100 shares owned by Mr. Brentlinger's wife; 1,300 shares owned by the Fetterolf Family Foundation; 27,050 shares owned by Mr. Queenan's wife; and 3,700 shares owned by Mr. Walton's wife.

REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

      This report on executive compensation is furnished by the Personnel and Compensation Committee and Stock Incentive Award Subcommittee (together referred to as the "Committee"). In some discussions of stock awards to the named officers in the Summary Compensation Table and other statutory insiders, the term "Committee" refers to the Stock Incentive Award Subcommittee.

EXECUTIVE COMPENSATION CHARACTERISTICS

      At Allegheny Technologies, total executive compensation has the following characteristics:

- It will be competitive in the aggregate, using a set of business and labor market competitors, including data supplied by Hewitt Associates, a nationally recognized executive compensation consulting firm, to gauge the competitive marketplace. Competitive for these purposes is a target base compensation at the 50th percentile (median) for comparable positions.

- It will be performance oriented, with a substantial portion of total compensation tied to internal and external measures of Company performance. Superior performance should increase total compensation opportunities to well above the 50th percentile level.

- It will promote long-term careers with Allegheny Technologies.

COMPENSATION POLICIES AND PROGRAMS

      Consistent with the characteristics outlined above, the Committee has adopted the following policies and programs:

     Base salary for all management positions will be at the industry or market median for comparable positions unless there are sound reasons for significant variations. Judgment is the guiding factor in base salary determinations, as well as other compensation issues.

     Short-term incentives under the Annual Incentive Program ("AIP") are designed to provide a competitive (50th percentile) award, based on the achievement of predefined performance measures. Under the general provisions of the AIP, up to 200 percent of the target award is paid in the case of significant overachievement. The majority of the award is based on financial performance achievement, with a smaller portion tied to the achievement of pre-established individual goals. Discretionary adjustments of plus or minus 20 percent are allowed, so long as aggregate adjustments do not exceed plus five percent. Awards are paid from a pool that generally will not exceed five percent of operating profit.

     For 1999, 40 percent of the award for AIP participants was based on the achievement of predetermined levels of operating income, 40 percent was based on the achievement of predetermined levels of return on capital employed and 20 percent was tied to the achievement of specific individual objectives.

     For 1999, awards under the program ranged from zero to 90% percent of the target incentives because the targets and levels of achievement varied by business unit and at the Company level. The bonus column of the Summary Compensation Table contains the annual incentive award for 1999 for each of the named officers.

     Long-term incentives at the Company consist of the following three components:

     (1) Stock Options -- Stock options are awarded annually to key employees approved by the Committee. The amount of the award generally depends on the employee's salary grade and are at levels generally perceived to be competitive.

     (2) Performance Share Program -- The Performance Share Program ("PSP") provides grants of performance share units which can be earned if specified performance objectives are met over a multi-year cycle, which generally lasts three years. At the beginning of each cycle, the Committee selects the eligible participants and approves the performance objectives. For statutory insiders and other corporate executives, performance is generally measured at the Company level. The amount of the award opportunity generally depends on the executive's salary grade at the beginning of the award period. Awards are denominated two-thirds in shares of Common Stock (based on the value of the shares immediately prior to the beginning of the award period) and one-third in cash.

     Awards under the PSP may range from zero to 200 percent of the target incentive opportunity depending on the extent to which the performance goals are achieved. Awards are generally paid to participants in three annual installments after the conclusion of the performance cycle so long as they remain Company employees (with exceptions for retirement, disability and death).

     The target award for the period that began January 1, 1998 was based on the achievement of specified levels of revenue, earnings and return on capital employed by the end of the award period. In 1999, the Committee decided to shorten the award period due to the substantial changes in the Company since the target levels of performance had originally been established, and to adjust and revise the targets to reflect the impact of the Transformation. As a result, the award period that began January 1, 1998 ended November 29, 1999, the date on which the spin-offs of Teledyne Technologies and Water Pik were completed, and the target award opportunity was reduced to two-thirds of the initial amount. The Committee made awards of 90 percent of the targeted award, based on the adjusted and revised targets. This award is payable over three years to the 59 participants in the PSP for the 1998-1999 award period, with the first third paid in January 2000.

     (3) Stock Acquisition and Retention Program -- The Stock Acquisition and Retention Program ("SARP") is designed to encourage key executives to acquire and retain Common Stock.

     Under the SARP, key executives selected by the Committee may purchase shares or designate already-owned shares of Common Stock which the Company matches with a grant of restricted Common Stock equal to 50 percent of the number of shares purchased or designated by the participant (for years beginning after January 1, 2000, the restricted shares equal 75% of the number of purchased or designated shares). The restricted shares generally vest only if the participant holds the purchased or designated shares for five years; the restrictions will lapse if there is a change in control of the Company or the participant retires or dies.

     For each plan year, participants may purchase or designate a maximum number of shares having a market price equal to the participant's base salary.

     The Company will loan a participant the funds to purchase shares under the SARP at an interest rate equal to the minimum rate necessary to avoid imputed interest income under the federal income tax rules. The purchased shares are pledged and held as security for these loans. Dividends paid on the purchased and related restricted shares are applied to loan payments. The loan has a maximum term of ten years.

     Stock Ownership Guidelines. In January 2000, the Company adopted stock ownership guidelines for its key executives. The guidelines, which call for a minimum level of stock ownership based on the executive's base salary, are designed to further link these executives' interests to increased stockholder value. The guidelines are as follows:

CEO                                 4 times salary
Executive and Senior Vice
  Presidents, Presidents of
  Allegheny Ludlum, Allvac and the
  High Performance Metals Segment   3 times salary
Other Presidents/Officers (35%-45%
  AIP Target)                       2 times salary
Other Officers/Key Employees (25%
  AIP Target)                       1 times salary

    The executives will have up to five years to reach the targeted ownership levels.

COMPENSATION OF CHIEF EXECUTIVE OFFICER -- THOMAS A. CORCORAN

      Thomas A. Corcoran became the Company's President and Chief Executive Officer on October 1, 1999. Under the terms of his employment agreement, Mr. Corcoran is paid an annual base salary of at least $800,000. The Committee considered the advice of consulting firms in determining this amount, which the Committee believes is competitive. Other terms of his employment, including a signing bonus, three special payments paid over three years of continued employment, options to purchase 113,367 shares of Company stock and the award of 75,000 shares of restricted shares of Common Stock, were intended to equalize Mr. Corcoran's position with respect to arrangements he had with his former employer which were forfeited when he agreed to become the Company's President and Chief Executive Officer. The awards of stock options and restricted stock were also designed to provide a strong linkage of Mr. Corcoran's interests to increased stockholder value.

     In December 1999, Mr. Corcoran received options to purchase 120,000 shares of Company common stock. The amount of the stock option awards for all participants was two times the target amount in prior years. This award was made to enhance the management team's focus on the newly transformed company.

     Under the terms of his employment agreement, Mr. Corcoran will participate in the Company's executive compensation programs, including the AIP, SARP and PSP, at the same target level as Richard P. Simmons had participated as President and Chief Executive Officer, beginning in the year 2000.

COMPENSATION OF FORMER CHIEF EXECUTIVE OFFICER -- RICHARD P. SIMMONS

      Richard P. Simmons retired as the Company's President and Chief Executive Officer effective September 30, 1999.

     In February 1999, the Subcommittee determined that Mr. Simmons' annual base salary would be 22,500 shares of Common Stock. Compared to 1998 and based on the number of shares of Common Stock, Mr. Simmons' annual base salary increased 12.5 percent. The increase was intended to provide Mr. Simmons with a base salary that the Subcommittee believed reflected his special level of responsibility and unique skills and the additional responsibilities that he was expected to assume in connection with the strategic transformation of the Company that was announced in January 1999. The increase also reflected the fact the Mr. Simmons had announced that he intended to step down as the Company's President and Chief Executive Officer; the Subcommittee believed that the amount of Mr. Simmons' base salary should be set with a view to attracting an outstanding successor to him.

     Mr. Simmons' entire pro-rated salary was paid in Common Stock issued to him in October 1999. Based on the closing price of a share of Common Stock on the New York Stock Exchange on September 30, 1999, the last day of his employment as President and Chief Executive Officer, Mr. Simmons received a pro-rated base salary of 16,875 shares or $569,531 for 1999.

     In March 1999, the Subcommittee set the target opportunity for Mr. Simmons' annual incentive at 80 percent of his base salary. Under the AIP, this was the amount of the award if the Company and Mr. Simmons achieved 100 percent of the financial and individual performance objectives.

     In December 1999, the Committee determined the annual incentive awards under the AIP for 1999. The Committee considered the fact that the corporate group achieved 180% of target after appropriate adjustments in accordance with generally accepted accounting principles for certain special items associated with the Transformation. While it was agreed that the operating performance of the Company had been disappointing, the Committee recognized the outstanding performance of the corporate staff in accomplishing the transformation initiatives announced in January 1999 and agreed that the bonus payout percentage for Mr. Simmons and other members of the corporate staff would be 90% of target.

     In 1998, Mr. Simmons became eligible to participate in the PSP for the award period that began January 1, 1998. Under the PSP, Mr. Simmons, as President and Chief Executive Officer, received an award with a target opportunity of 150 percent of his base salary. Based on the Subcommittee's determination that the target award would be two-thirds of the initial award, to reflect the shortened award period resulting from the Transformation, and the adjusted and revised targets, the Subcommittee determined that Mr. Simmons was entitled to receive 9,446 shares of Common Stock and $211,500 in cash, representing 90 percent of the targeted award. This amount is payable over three years, with the first third paid in January 2000.

     In 1999, Mr. Simmons designated 22,500 shares of Common Stock previously owned by him under the Stock Acquisition and Retention Program. As a result of this designation, the Company awarded Mr. Simmons 11,250 restricted shares of Common Stock. Under the program, the restricted shares vested on September 30, 1999, when Mr. Simmons retired as the Company's President and Chief Executive Officer. For 1999, Mr. Simmons' compensation also includes a cash payment of $814,463 in respect of shares he designated under the SARP and $700,253 as a one-time tax reimbursement relating to the SARP.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

      Section 162(a) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The Company's Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee has determined that it would be in the best interests of the Company for certain awards to be paid under the Incentive Plan that would not satisfy the requirements of Section 162(m) for deductibility.

SUBMITTED BY:

PERSONNEL AND COMPENSATION                      STOCK INCENTIVE AWARD
  COMMITTEE, whose members are:                 SUBCOMMITTEE, whose members are:
Charles J. Queenan, Jr., Chair                  Diane C. Creel, Chair
Diane C. Creel, Vice Chair                      C. Fred Fetterolf
C. Fred Fetterolf                               W. Craig McClelland
W. Craig McClelland                             William G. Ouchi
William G. Ouchi

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No member of the Personnel and Compensation Committee or Stock Incentive Award Subcommittee is an officer or employee of the Company. Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 1999 and 2000. The firm does not compensate Mr. Queenan and he does not participate in its earnings or profits. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship to any other company, required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following Summary Compensation Table sets forth information for the last three years about the compensation paid by the Company to the Chief Executive Officer and to each of the other four most highly compensated officers required to file reports under Section 16 of the Securities Exchange Act of 1934, as of December 31, 1999, and to Richard P. Simmons who served as President and Chief Executive Officer prior to his retirement on September 30, 1999 (the "named officers").

                                         Annual Compensation                   Long Term Compensation
                                 -----------------------------------   --------------------------------------
                                                                                 Awards              Payouts
                                                                                 ------              -------
                                                              Other                   Securities
                                                             Annual                     Under-
           Name and                                          Compen-    Restricted       lying        LTIP        All Other
           Principal                   Salary      Bonus     sation       Stock         Options      Payouts     Compensation
         Positions(1)            Year  ($)(2)     ($)(4)     ($)(5)    Award($)(6)    (Shares)(7)    ($)(8)         ($)(9)
------------------------------------------------------------------------------------------------------------------------------
Thomas A. Corcoran               1999  233,331           0       360    2,568,750       233,367            0      2,215,106
  President and
  Chief Executive Officer
Richard P. Simmons               1999  569,531(3)   531,563  712,595      440,781             0            0      2,480,689
  Chairman, Former President     1998  715,312(3) 1,000,000   11,632      467,031       113,368            0        838,988
  and Chief Executive Officer    1997  623,879(3) 1,000,000    7,525            0        51,015            0        223,961
James L. Murdy                   1999  370,000     229,770   631,027      122,079        40,000      220,920        942,540
  Executive Vice President,      1998  346,666     325,222    12,251      209,098        22,674      252,420        375,370
  Finance and Administration     1997  335,000     240,000    10,677      160,313             0      239,400        302,582
  and Chief Financial Officer
Jon D. Walton                    1999  275,000     170,775   473,028       97,687        40,000      157,800        777,025
  Senior Vice President,         1998  258,333     231,026     9,711      144,068        22,674      180,300        195,493
  General Counsel and Secretary  1997  250,000     200,000     9,491      123,168             0      171,000        182,026
Judd R. Cool                     1999  260,000     163,944   151,751            0        40,000            0        407,136
  Senior Vice President-
  Human Resources
Dale G. Reid                     1999  190,004      88,494   191,043       90,925        20,000            0        201,648
  Vice President-Controller      1998  170,004     103,069                 77,840        11,338            0         52,947
  and Chief Accounting Officer   1997  158,750     127,000                      0             0            0        293,962

(1) Mr. Corcoran became President and Chief Executive Officer on October 1, 1999. Mr. Simmons served as President and Chief Executive Officer from February 1997 until he retired on September 30, 1999. Mr. Cool became Senior Vice President-Human Resources on September 1, 1997 and became a statutory insider of the Company on November 29, 1999. See "Employment and Change of Control Agreements" on page 26.

(2) Includes cash compensation deferred pursuant to the Savings portion of the Company's Retirement Savings Plan, a qualified defined contribution plan under Section 401(a) of the Internal Revenue Code.

(3) Mr. Simmons' base salary was paid in Common Stock, as follows: for 1999, 16,875 shares issued on September 30, 1999; for 1998, 17,500 shares issued on January 4, 1999; for 1997, 13,274 shares issued on January 12, 1998. The values reflected in the table are based on the closing prices of a share of the Common Stock on the New York Stock Exchange on the applicable date.

(4) Includes payments under the Company's Incentive Plan. Mr. Corcoran will be eligible to participate in the Program beginning in 2000. For 1998 and 1997 sixty percent of the amount paid to Mr. Simmons was paid in Common Stock.

(5) Includes a one-time tax reimbursement relating to the Company's stock acquisition and retention programs. In accordance with applicable regulations, except with respect to Mr. Reid in 1999 (which included initiation fees of $38,376), the amounts do not include perquisites and other personal benefits received by the named officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named officers.

(6) Represents the closing market price on the award date of shares of restricted Common Stock awarded to the named officers, including restricted shares awarded under the Company's stock acquisition and retention programs ("SARP"). Dividends are paid on the restricted shares. On December 31, 1999, the number of restricted shares and closing market price of such shares (if unrestricted) held by the named officers were: Mr. Corcoran, 75,000 shares ($1,682,813); Mr. Murdy, 13,851 shares ($310,782); Mr. Walton, 9,604 shares
    ($215,490); Mr. Cool, 5,529 shares ($124,057); and Mr. Reid, 4,453 shares
    ($99,914). Prior to 1998, Messrs. Simmons and Reid were not eligible to participate in the SARP. Mr. Corcoran will be eligible to participate in the SARP beginning in 2000.

(7) Reflects options granted under the Company's Incentive Plan. The amount shown represents the number of shares the officer could purchase by exercising the options. Does not include options awarded to Mr. Simmons under the Non-Employee Director Stock Compensation Plan for his service as a director of the Company before becoming an employee or after his retirement as President and Chief Executive Officer.

(8) The amounts shown include cash and the closing market price of Common Stock distributed under Allegheny Ludlum's Performance Share Program. Distributions reflected the achievement of 120 percent of the performance objectives for the 1995-1996 award period. The awards were paid over a three-year period beginning in the year following the end of the award period.

(9) For Mr. Corcoran, includes $2,000,000 signing bonus and relocation costs of $146,837. Also includes annual accruals by the Company for possible future payments to the named officers under the Supplemental Pension Plan described under "Pension Plans" on page 26. For 1999, the amounts accrued were: Mr. Corcoran, $52,929; Mr. Simmons, $1,599,221; Mr. Murdy, $50,815; Mr. Walton,
    $110,225; and Mr. Cool $110,149. Includes 1999 Company contributions pursuant to the Retirement portion of the Company's Retirement Savings Plan to the accounts of each named officer in the amount of approximately $11,000 each. Includes 1999 Company contributions pursuant to the Savings portion of the Retirement Savings Plan to the accounts of Messrs. Murdy, Walton, Cool and Reid in the approximate amount of $5,000 each. Includes 1999 Company contributions to the Benefit Restoration Plan, as follows: Mr. Corcoran, $4,767; Mr. Simmons, $37,020; Mr. Murdy, $42,806; Mr. Walton, $27,247; Mr.
    Cool, $20,771; and Mr. Reid, $11,262. Under the Benefit Restoration Plan, the Company supplements the payments received by participants under the pension provisions described under "Pension Plans" on page 25 and the Retirement Savings Plan by making payments to or accruing benefits on behalf of the participants in amounts which are equivalent to the portion of the payments or benefits which cannot be paid or accrued under such plans due to limitations imposed by the Internal Revenue Code. Also included are the dollar value of the benefit to the named officers of the remainder of Company-paid premiums for "split dollar" life insurance; for 1999, such amounts were as follows: Mr. Simmons, $19,195; Mr. Murdy, $5,289; Mr. Walton, $6,468; Mr. Cool, $5,677; and Mr. Reid, $3,512. Also includes one-time, non-cash imputed income of $729,138, $593,390, $130,092 and $170,966 for Messrs. Murdy, Walton, Cool and Reid, respectively, arising in connection with the Company's Stock Acquisition and Retention Program and cash payments of $814,463, $98,639, $23,905, and $58,175 for Messrs.
    Simmons, Murdy, Walton and Cool, respectively, in respect of designated stock under that Program. For Mr. Cool, also includes a signing bonus of $66,667.

STOCK OPTIONS

      The first table sets forth information regarding options granted during 1999 under the Allegheny Technologies Incentive Plan.

     The second table indicates that none of the named officers exercised stock options during 1999 and sets forth the unexercised options held at December 31, 1999.

OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                                                                              Potential Realizable Value at
                                                                                              Assumed Annual Rates of Stock
                                 Individual Grants(1)                                     Price Appreciation for Option Term(3)
--------------------------------------------------------------------------------------   ----------------------------------------
                        Number of      % of Total
                        Securities      Options
                        Underlying     Granted to
                         Options       Employees      Exercise or
                         Granted       in Fiscal      Base Price                           0%             5%              10%
Name                       (#)            Year         ($/Share)      Expiration Date    ($)(2)          ($)              ($)
----                   ------------   ------------   -------------   -----------------   ------       ----------       ----------
T. A. Corcoran.......     113,367         5.0%          30.87            9/16/09            0          2,200,453        5,577,656
                          120,000         5.3%          21.53            12/20/09           0          1,624,800        4,117,200
R. P. Simmons........           0         N/A            N/A               N/A            N/A                N/A              N/A
J. L. Murdy..........      40,000         1.8%          21.53            12/20/09           0            541,600        1,372,400
J. D. Walton.........      40,000         1.8%          21.53            12/20/09           0            541,600        1,372,400
J. R. Cool...........      40,000         1.8%          21.53            12/20/09           0            541,600        1,372,400
D. G. Reid...........      20,000           *           21.53            12/20/09           0            270,800          686,200
All Optionees........   2,256,367         100%       21.53-30.87     9/16/09-12/20/09       0         31,216,673       79,103,986
---------------------------------------------------------------------------------------------------------------------------------

* Less than one percent

(1) In general, except for limited instances, including estate planning purposes, and at the discretion of the Committee, stock options become exercisable in three annual installments beginning one year after the date of grant. Options include the right to pay the exercise price in cash, Common Stock or a combination, and the right to have shares withheld by the Company to pay withholding tax obligations due on the exercise.

(2) No gain to the optionees is possible without stock price appreciation, which will benefit all stockholders commensurately.

(3) These assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------

                                                                        Number of Securities          Value of Unexercised
                                                                       Underlying Unexercised        In-The-Money Options at
                                          Shares                        Options at FY-End(#)              FY-End($)(2)
                                         Acquired         Value      ---------------------------   ---------------------------
Name                                  on Exercise(#)   Realized($)   Exercisable   Unexercisable   Exercisable   Unexercisable
----                                  --------------   -----------   -----------   -------------   -----------   -------------
T. A. Corcoran......................        0               0                0        233,367             0         86,400
R. P. Simmons(1)....................        0               0          143,050         25,508             0              0
J. L. Murdy.........................        0               0           29,855         67,964             0         28,800
J. D. Walton........................        0               0           38,169         64,185        42,765         28,800
J. R. Cool..........................        0               0            7,558         55,116             0         28,800
D. G. Reid..........................        0               0           27,239         30,228        31,603         14,400

(1) Includes exercisable options to acquire 113,368 shares that Mr. Simmons transferred as gifts to family members in 1998 and options granted to Mr. Simmons under the Non-Employee Director Stock Compensation Plan with respect to his service as a non-employee director.

(2) The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $22.25, which was the average of the high and low sales prices of a share of Company Common Stock on the New York Stock Exchange on December 31, 1999.

PENSION PLANS

      The Company maintains a defined benefit pension plan, called the Allegheny Technologies Incorporated Pension Plan ("ATI Pension Plan"), which has a number of benefit formulas that apply separately to various groups of employees and retirees. One formula applies to individuals who were employees of Allegheny Ludlum Corporation ("Allegheny Ludlum") in 1988 when that company established a defined contribution program and ceased accruals under the ATI Pension Plan except for those employees who met certain age and service criteria in 1988. Another part applies to individuals who are or were employed by operating companies that were part of Teledyne, Inc. ("Teledyne") when it combined with Allegheny Ludlum in 1996, including individuals who became Allegheny Technologies corporate employees.

     The benefits payable from a qualified defined benefit plan are limited by the Internal Revenue Code. The Company has established a non-qualified plan to restore benefits to employees affected by those limitations. The following tables show the estimated annual benefits calculated on a straight life annuity basis payable under the ATI Pension Plan and the defined benefit portion of the benefit restoration plan to salaried participants in specified compensation and years of service classifications upon attainment of age 65:

                PENSION PLAN TABLE--ALLEGHENY LUDLUM PROVISIONS*
--------------------------------------------------------------------------------

                                 Estimated Annual Pension Benefits for
                              Representative Years of Continuous Service
               -------------------------------------------------------------------------
Remuneration      20          25           30           35           40           45
----------------------------------------------------------------------------------------
$    200,000   $ 64,000   $   80,000   $   96,000   $  112,000   $  128,000   $  144,000
     300,000     96,000      120,000      144,000      168,000      192,000      216,000
     400,000    128,000      160,000      192,000      224,000      256,000      288,000
     500,000    160,000      200,000      240,000      280,000      320,000      360,000
     600,000    192,000      240,000      288,000      336,000      384,000      432,000
     800,000    256,000      320,000      384,000      448,000      512,000      576,000
   1,000,000    320,000      400,000      480,000      560,000      640,000      720,000
   1,500,000    480,000      600,000      720,000      840,000      960,000    1,080,000
   2,000,000    640,000      800,000      960,000    1,120,000    1,280,000    1,440,000
   2,500,000    800,000    1,000,000    1,200,000    1,400,000    1,600,000    1,800,000

 * The formula used to determine retirement benefits under the pension provisions applicable to employees of Allegheny Ludlum in 1988 considers the participant's annual eligible earnings in the highest five consecutive years of the last ten years prior to retirement or, in the case of Allegheny Ludlum employees with frozen benefits, prior to 1988, and the number of the participant's years of service. Eligible earnings include base salary, including tax-deferred contributions by the employee under the Company's savings plans, and awards, when received, under the Company's short-term incentive plans.

                   PENSION PLAN TABLE--TELEDYNE PROVISIONS**
--------------------------------------------------------------------------------

Average Pay in Highest          Years of Service
60 Months of Last 120    ------------------------------
 Months of Employment       15         20         30
-------------------------------------------------------
      $  200,000         $ 46,078   $ 61,437   $ 92,156
         300,000           70,828     94,437    141,656
         400,000           95,578    127,437    191,156
         500,000          120,328    160,437    240,656
         600,000          145,078    193,437    290,156
         700,000          169,828    226,437    339,656
         800,000          194,578    259,437    389,156
       1,000,000          244,078    325,437    488,156

** The formula used to determine retirement benefits under the pension provisions applicable to employees of Teledyne considers the participant's average pay in the highest 60 months of the last 120 months. For the period through December 31, 1994, for employees in the higher salary classifications, compensation for purposes of the plan was limited to an individual's base salary. Thereafter, plan compensation for those employees includes base salary and up to five annual incentive compensation payments received on and after January 1, 1995. The maximum amount of service credited under these pension plan provisions is 30 years.

    Mr. Simmons retired on September 30, 1999 with 45 years of credited service under the Allegheny Ludlum plan provisions. As of December 31, 1999, Messrs. Murdy and Walton had 0.58 and 2.83 credited years of service under the Allegheny Ludlum provisions, respectively, and Mr. Reid had 18.58 credited years of service under the Teledyne provisions. Mr. Simmons' credited years of service were calculated under the employment agreement he had with Allegheny Ludlum prior to his retirement from Allegheny Ludlum, which provided that he was entitled to a supplemental pension, payable from the general assets of Allegheny Ludlum, based on 15 years of service in addition to those he served as an Allegheny Ludlum employee. Messrs. Murdy, Reid and Walton are fully vested in the pension provisions.

     In addition, the Company has established a Supplemental Pension Plan which provides certain key employees of the Company and its subsidiaries, including Messrs. Corcoran, Simmons, Murdy, Walton and Cool (or their beneficiaries in the event of death), with monthly payments in the event of retirement, disability or death, equal to 50 percent of monthly base salary as of the date of retirement, disability or death. Monthly retirement benefits start two months following the later of (1) age 62, if actual retirement occurs prior to age 62 but after age 58 with the approval of the Board of Directors, or (2) the date actual retirement occurs, and continue for a 118-month period, or, in the case of Mr. Cool, continue for a period of six months for each twelve months of service, up to a maximum of 118 months. Provisions applicable to Mr. Corcoran are described at "Employment and Change of Control Agreements" below. The Plan describes the events that will terminate an employee's participation in the Plan. Since the payment of benefits to the participants is contingent on future events, the amount to be paid in the future with respect to such officers cannot be determined at this time.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

      Mr. Corcoran entered into an employment agreement with the Company, dated September 16, 1999, in connection with his employment as the Company's President and Chief Executive Officer. The agreement has an initial term of five years; the term changes to a continuing 13-month period beginning in July 2003. The terms of his employment agreement were intended to equalize Mr. Corcoran's position with respect to arrangements he had with his former employer which were forfeited when he agreed to become the Company's President and Chief Executive Officer. The agreement provides for a signing bonus of $2 million; an annual base salary of at least $800,000; special bonuses of $600,000 on February 1, 2000 and $375,000 each on January 31, 2001 and 2002 so long as Mr. Corcoran's employment with the Company continues (unless the Company terminates his employment without cause, as defined in the agreement); an initial grant of options to purchase 113,367 shares of Common Stock at market with a three-year vesting period; an immediate grant of 75,000 restricted shares of Common Stock which are forfeited if Mr. Corcoran resigns from employment for any reason (other than death) prior to July 16, 2004; participation in the Company's executive compensation programs, including the AIP, PSP and SARP, at the same target award levels as Mr. Simmons had participated, beginning in the year 2000; participation in the Supplemental Pension Plan with a special early retirement benefit so that if Mr. Corcoran retires (and does not become an employee of a for profit corporation) before age 58, he will be paid 50 percent of the benefit earned for the time he actually worked for the Company and if he retires after age 58, he will receive a benefit under the Supplemental Pension Plan on the basis that he worked for the Company for the greater of his actual years of service or five. If Mr. Corcoran is terminated during the contract term without cause or resigns for good reason (as defined in the agreement), he will be paid his base salary for the balance of the term (or two years, if greater), the amount of his bonus for the prior year times the number of years remaining in the term (or two, if greater), the special bonuses described above that remain unpaid and any benefits or accruals under any of the plans and arrangements in which he then participates. The agreement also contains non-compete, trade secret and confidentiality provisions.

     The Company also entered employment agreements with Messrs. Murdy and Walton in connection with the combination of Allegheny Ludlum and Teledyne in 1996. The agreements provide for the payment of base salary as well as for eligibility to participate in incentive compensation, equity, employee and fringe benefit plans offered to senior executives of the Company. By their terms, the agreements renew automatically each month absent notice from one party to the other, so that the then remaining term is one year. The agreements generally terminate prior to the expiration date without breach by any party in the event of the death, disability or voluntary resignation of the employee. The Company may also terminate the agreement for cause without breach by it. An employee may resign for good reason (which is defined to include demotion, reduction in base pay or movement of corporate headquarters) and receive severance payments equal to the base pay and bonus, determined based on actual financial results, as well as continued participation in certain compensation and employee benefit plans, for one year, including certain supplemental pension benefits.

     In February 2000, the Company entered into change in control severance agreements with the named officers and other key employees to assure the Company that it will have the continued support of the executive and the availability of the executive's advice and counsel notwithstanding the possibility, threat or occurrence of a change in control (as defined in the agreement). In general, the agreements provide for the payment of severance benefits if a change in control occurs and within 24 months after the change in control either the Company terminates the executive's employment with the Company without cause (as defined) or the executive terminates employment with the Company for good reason (as defined). Severance compensation includes a multiple of base salary (3 for Messrs. Corcoran, Murdy, Walton and Cool, and 2 for Mr. Reid), certain accrued benefits, a pro-rated payment of an incentive bonus equal to that which would have been paid had the Company achieved 120% of target, a lump sum payment under the Performance Share Program based on the Company's performance for completed years and for future years assuming that the Company would have achieved 120% of target, the continuation of welfare benefits for 36 months and reimbursement for outplacement services. The agreements also provide for the vesting of outstanding options and the lifting of restrictions on stock awarded under the stock acquisition and retention programs. The agreements have a term of three years, which three year term shall continue to be extended until either party gives written notice that it no longer wants to continue to extend the term. If a change of control occurs during the term, the agreement will remain in effect for the longer of three years or until all obligations of the Company under the agreements have been fulfilled.

CUMULATIVE TOTAL STOCKHOLDER RETURN
--------------------------------------------------------------------------------

      The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from the first day of trading in the Common Stock following the formation of the Company in the combination of Allegheny Ludlum and Teledyne on August 15, 1996 through December 31, 1999 as compared to the S&P 500 Index and the S&P Iron & Steel Index. The graph assumes that $100 was invested on August 16, 1996.

                                                 ALLEGHENY TECHNOLOGIES
                                                           INC                    S&P 500 INDEX             IRON & STEEL-500
                                                 ----------------------           -------------             ----------------
16 Aug-96                                                100.00                      100.00                      100.00
Dec-96                                                   110.93                      112.16                      106.30
Dec-97                                                   127.80                      149.58                      108.15
Dec-98                                                   104.13                      192.33                       93.74
Dec-99                                                    67.29                      232.80                      103.13

On November 29, 1999, the Company completed the Transformation, which included the spin-offs of Teledyne Technologies and Water Pik. In the spin-offs, holders of record on November 22, 1999 received one Teledyne Technologies share for each seven shares of Company Common Stock and one Water Pik share for each twenty shares of Company Common Stock, based on the number of shares of Company Common Stock they held prior to the one-for-two reverse stock split.

CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

      Code, Hennessy & Simmons Funds. Allegheny Ludlum and subsidiaries of Allegheny Ludlum have invested in two limited partnership funds: Code, Hennessy and Simmons Limited Partnership ("Fund I"), and Code, Hennessy & Simmons II L.P. ("Fund II"). The objective of both Funds has been to seek maximum return by investing in leveraged buyouts of operating companies. The investment in Fund I has essentially been liquidated and no further information is provided in this statement regarding that Fund. Profits and losses of Fund II are allocated 80 percent to the limited partners and 20 percent to the general partner. The general partner of Fund II is CHS Management II, L.P. ("CHS II"), whose stockholders are Andrew W. Code, Daniel J. Hennessy, and Brian P. Simmons, each of whom has an equal interest in that firm. Brian P. Simmons is the son of Richard P. Simmons, Chairman of the Board of the Company. A subsidiary of Allegheny Ludlum is a limited partner in CHS II and receives 5 percent of CHS II's 20 percent share of Fund II's net profits and losses (i.e., one percent of Fund II's net profits and losses). This subsidiary received cash distributions of approximately $1,275,190 in 1999 and invested $14,652 pursuant to a capital call from its investments in Fund II and CHS II.

     CHS II is responsible for managing the selection and structuring of their respective fund's investments. In 1999, the annual base management fee for CHS II was 1.45 percent of the fund's total capital commitments. These fees were offset by fees that the general partner charges to companies the fund acquires. After the offset for fees, the net amounts received by CHS II was zero percent.

     In addition to the investment by the Company, Richard P. Simmons, Chairman of the Board of the Company, Robert P. Bozzone, Vice Chairman of the Board of the Company, and a subsidiary of The PNC Financial Services Group, Inc. ("PNC") directly or indirectly, have invested or will invest $5.2 million, $2.5 million, and $7.5 million, respectively, in Fund II. James E. Rohr, President and Chief Operating Officer of PNC, is a member of the Company's Board of Directors.

     Kirkpatrick & Lockhart LLP. The Company retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 1999 and 2000. Charles J. Queenan, Jr., a member of the Company's Board of Directors, is Senior Counsel to that law firm. See "Compensation Committee Interlocks and Insider Participation" on page 21.

     Loans under Stock Acquisition and Retention Programs. Under the terms of the Company's stock acquisition and retention programs, eligible participants may deliver a promissory note, payable to the Company, as payment for the purchase price of shares of Common Stock purchased under the programs. Each note has a term of not more than 10 years and is secured by the shares of Common Stock being purchased with the note. Interest accrues on the notes at a rate, as determined on the applicable purchase date, equal to the lesser of the average borrowing rate of the Company or the prime lending rate of PNC Bank, but not lower than the minimum rate necessary to avoid imputed interest under applicable federal income tax laws. During the 1999 fiscal year, James L. Murdy, Jon D. Walton, Judd R. Cool, and Dale G. Reid delivered promissory notes to the Company to pay the purchase price of Common Stock purchased under the program. The largest amount of indebtedness outstanding under the programs during the 1999 fiscal year and the amount of indebtedness outstanding under the programs as of December 31, 1999 were $1,529,437 and $795,705 for Mr. Murdy; $1,223,845 and
$626,087 for Mr. Walton; $248,082 and $116,843 for Mr. Cool; and $366,967 and
$193,914 for Mr. Reid.

OTHER INFORMATION
--------------------------------------------------------------------------------

ANNUAL REPORT ON FORM 10-K

      COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY AT 1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA 15222-5479 OR (412) 394-2800.

2001 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

      Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received no later than November 20, 2000 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's certificate of incorporation provides that in order for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting which, in the case of the 2001 Annual Meeting of Stockholders, would be no earlier than February 10, 2001 and no later than February 25, 2001. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's certificate of incorporation also requires that such notice contain certain additional information. Copies of the certificate of incorporation can be obtained without charge from the Senior Vice President, General Counsel and Secretary.

PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

     The Company has engaged Morrow & Co. to help solicit proxies from brokers, banks and other nominee holders of the Common Stock at a cost of $8,000 plus expenses. Our employees may also solicit proxies for no additional compensation.

On behalf of the Board of Directors:

/s/ Jon D. Walton
Jon D. Walton
Senior Vice President, General Counsel and Secretary

Dated: March 20, 2000

                                                                  Appendix


                       ALLEGHENY TECHNOLOGIES INCORPORATED

                               2000 INCENTIVE PLAN

                                   ARTICLE I.
                        PURPOSE AND ADOPTION OF THE PLAN

         1.1. PURPOSE. The purpose of the Allegheny Technologies Incorporated 2000 Incentive Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent employees, to act as an incentive in motivating selected officers and other key employees of Allegheny Technologies Incorporated and its Subsidiaries to achieve long-term corporate objectives and to enable cash incentive awards to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of the Code.

         1.2. ADOPTION AND TERM. The Plan has been approved by the Board of Directors of Allegheny Technologies Incorporated, to be effective as of January 1, 2000 (the "Effective Date"), but is subject to the approval of the stockholders of the Company. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option may be granted hereunder after the tenth anniversary of the date the stockholders of the Company approve the Plan and the provisions of Articles VII, VIII, IX and X with respect to performance-based awards to "covered employees" under Section 162(m) of the Code shall expire as of the fifth anniversary of the date the stockholders of the Company approve the Plan.

         1.3. THE PRIOR PLAN. The Company previously adopted the Allegheny Teledyne Incorporated 1996 Incentive Plan (the "Prior Plan"). Awards granted under the Prior Plan prior to the date the stockholders of the Company approve the Plan shall not be affected by the adoption of this Plan, and the Prior Plan shall remain the effect following the date the stockholders of the Company approve the Plan to the extent necessary to administer such awards, but no new Awards shall be granted under the Prior Plan after the date the stockholders of the Company approve the Plan.

                                   ARTICLE II.
                                   DEFINITIONS

                  For the purpose of this Plan, capitalized terms shall have the following meanings:

         2.1. AWARD means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares described in Article VII, Performance Awards described in Article VIII, Awards of cash or any other Award made under the terms of the Plan.

         2.2. AWARD AGREEMENT means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

         2.3. AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

         2.4. BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

         2.5. BOARD means the Board of Directors of the Company.

         2.6. CHANGE IN CONTROL means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

                  (a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

                  (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Effective Date; provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

                  (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

                  (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all the assets of the Company.

         2.7. CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

         2.8. COMMITTEE means the Committee defined in Section 3.1.

         2.9. COMPANY or CORPORATION means Allegheny Technologies Incorporated, a Delaware corporation, and its successors.

         2.10. COMMON STOCK means Common Stock of the Company, par value $.10 per share.

         2.11. COMPANY VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

         2.12. DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

         2.13. EFFECTIVE DATE shall have the meaning given to such term in
Section 1.2.

         2.14. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.15. EXERCISE PRICE means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.2(b).

         2.16. FAIR MARKET VALUE means, on any date, the average of the high and low quoted sales prices of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange Listed Companies, on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported.

         2.17. INCENTIVE STOCK OPTION means a stock option within the meaning of
Section 422 of the Code.

         2.18. MERGER means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

         2.19. NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

         2.20. OPTIONS means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

         2.21. OUTSTANDING COMMON STOCK means, at any time, the issued and outstanding shares of Common Stock.

         2.22. PARTICIPANT means a person designated to receive an Award under the Plan in accordance with Section 5.1.

         2.23. PERFORMANCE AWARDS means Awards granted in accordance with
Article VIII.

         2.24. PERFORMANCE GOALS means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), balanced scorecard, reductions in inventory, inventory turns and on-time delivery performance, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries or business units and either in absolute terms or as compared to another company or companies, and safety measures and other quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities.

         2.25. PLAN means the Allegheny Technologies Incorporated 2000 Incentive Plan as described herein, as the same may be amended from time to time.

         2.26. PRIOR PLAN shall have the meaning given to such term in Section 1.3.

         2.27. PURCHASE PRICE, with respect to Options, shall have the meaning set forth in Section 6.1(b).

         2.28. RESTORATION OPTION means a Non-Qualified Stock Option granted pursuant to Section 6.1(f).

         2.29. RESTRICTED SHARES means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

         2.30. RETIREMENT means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

         2.31. RULE 16B-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

         2.32. STOCK APPRECIATION RIGHTS means Awards granted in accordance with
Article VI.

         2.33. SUBSIDIARY means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

         2.34. TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.


                                  ARTICLE III.
                                 ADMINISTRATION

         3.1. COMMITTEE. The Plan shall be administered by a committee of the Board ("Committee") comprised of at least two persons. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate and to cancel Awards (including those made pursuant to other plans of the Company), and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. The selection of members of the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.1 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, except to the extent that the Board determines that such compliance is not necessary or desirable.

                                   ARTICLE IV.
                                     SHARES

         4.1. NUMBER OF SHARES ISSUABLE. The total number of shares authorized to be issued under the Plan shall equal 10% of the outstanding shares of the Common Stock as of the Effective Date. If the number of outstanding shares of Common Stock is increased after the Effective Date, the total number of shares available under the Plan will be increased by 10% of such increase. The number of shares available for issuance under the Plan shall be further subject to adjustment in accordance with Section 11.7. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company. Of the total number of shares authorized for grant under the Plan, the Company may issue no more than one million shares as awards of restricted stock, subject to adjustment in accordance with Section 11.7.

         4.2. SHARES SUBJECT TO TERMINATED AWARDS. Common Stock covered by any unexercised portions of terminated Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.2(a) and Common Stock subject to any Awards which are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. Common Stock covered by awards granted under the Prior Plan that after the Effective Date are terminated unexercised, forfeited or otherwise surrendered shall be available for subsequent Awards under this Plan.

                                   ARTICLE V.
                                  PARTICIPATION

         5.1. ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such officers and other key employees of the Company and its Subsidiaries, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Notwithstanding any provision herein to the contrary, the Committee may grant Awards under the Plan, other than Incentive Stock Options, to non-employees who, in the judgment of the Committee, render significant services to the Company or any of its Subsidiaries, on such terms and conditions as the Committee deems appropriate and consistent with the intent of the Plan. Subject to adjustment in accordance with Section 11.7, in any calendar year, no Participant shall be granted Awards in respect of more than 1 million shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other grants of Common Stock or rights with respect thereto) and $5 million in cash; provided, however, that any Award payable over a period of more than one year shall be pro-rated over the applicable period in determining the amount of the Award granted in any calendar year.

                                   ARTICLE VI.
                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         6.1. OPTION AWARDS.

                  (a) GRANT OF OPTIONS. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

                  (b) PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that the Purchase Price of the Common Stock purchased pursuant to Options designated by the Committee as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under Section 422 of the Code.

                  (c) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

                  (d) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) which would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

                  (e) RIGHTS AS A STOCKHOLDER. A Participant or a transferee of an Option pursuant to Section 11.4 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.7.

                  (f) RESTORATION OPTIONS UPON THE EXERCISE OF A NON-QUALIFIED STOCK OPTION. In the event that any Participant delivers to the Company, or has withheld from the shares otherwise issuable upon the exercise of a Non-Qualified Stock Option, shares of Common Stock in payment of the Purchase Price of any Non-Qualified Stock Option granted hereunder in accordance with Section 6.4, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of such shares so delivered or withheld upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, delivered or withheld to the Company to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share Purchase Price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

         6.2. STOCK APPRECIATION RIGHTS.

                  (a) STOCK APPRECIATION RIGHT AWARDS. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided, however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.2(c).

                  (b) EXERCISE PRICE. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option. Upon exercise of Stock Appreciation Rights granted in tandem with Options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

                  (c) PAYMENT OF INCREMENTAL VALUE. Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common

         Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

         6.3. TERMS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

                  (a) CONDITIONS ON EXERCISE. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

                  (b) DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

                           (i) Expiration of the Option or Stock Appreciation
                  Right as provided in the Award Agreement; or

                           (ii) Termination of the Award following the
                  Participant's disability, Retirement, death or other Termination of Employment as provided in the Award Agreement; or

                           (iii) In the case of an Incentive Stock Option, ten
                  years from the Date of Grant; or

                           (iv) Solely in the case of a Stock Appreciation Right
                  granted in tandem with an Option, upon the expiration of the related Option.

                  (c) ACCELERATION OR EXTENSION OF EXERCISE TIME. The Committee may (but shall not be obligated to) permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

         6.4. EXERCISE PROCEDURES. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written or electronic notice to the Company or by such other exercise procedures as may be provided in the Award Agreement which notice or other form of exercise must be received by the officer or employee of the Company designated in the Award Agreement on or before the close of business on the expiration date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may, in the sole discretion of the Committee, include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Common Stock may be issued directly to the Participant's broker or dealer upon receipt of an irrevocable written or electronic notice of exercise from the Participant). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

         6.5. CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this
Section 6.5 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

                                  ARTICLE VII.
                                RESTRICTED SHARES

         7.1. RESTRICTED SHARE AWARDS. The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Goals. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

                  (a) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares the share certificates, if any, representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant; provided, however, that if the Restricted Shares are uncertificated, other arrangements may be made, in the discretion of the Committee, to ensure the enforcement of the restrictions on such Restricted Shares. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.1(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.1(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

                  (b) STOCKHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.1(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.1(a).

                  (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code), pledged or sold prior to lapse of the restrictions applicable thereto.

                  (d) DELIVERY OF SHARES UPON VESTING. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.3, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.5, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

         7.2. TERMS OF RESTRICTED SHARES.

                  (a) FORFEITURE OF RESTRICTED SHARES. Subject to Sections 7.2(b) and 7.3, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

                  (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

         7.3. CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificate or certificates for such shares in accordance with Section 7.1(d).

                                  ARTICLE VIII.
                               PERFORMANCE AWARDS

         8.1. PERFORMANCE AWARDS.

                  (a) AWARD PERIODS AND CALCULATIONS OF POTENTIAL INCENTIVE AMOUNTS. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

                  (b) PERFORMANCE TARGETS. The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

                  (c) EARNING PERFORMANCE AWARDS. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets.

                  (d) PAYMENT OF EARNED PERFORMANCE AWARDS. Subject to the requirements of Section 11.5, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

         8.2. TERMS OF PERFORMANCE AWARDS.

                  (a) TERMINATION OF EMPLOYMENT. Unless otherwise provided below or in Section 8.3, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards.

                  (b) RETIREMENT. If a Participant's Termination of Employment is because of Retirement prior to the end of an Award Period, the Participant will not be paid any Performance Awards, unless the Committee, in its sole and exclusive discretion, determines that an Award should be paid. In such a case, the Participant shall be entitled to receive a pro-rata portion of his or her Award as determined under Subsection (d).

                  (c) DEATH OR DISABILITY. If a Participant's Termination of Employment is due to death or disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an Award Period, the Participant or the Participant's personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under Subsection (d).

                  (d) PRO-RATA PAYMENT. The amount of any payment made to a Participant whose employment is terminated by Retirement, death or disability (under circumstances described in Subsections (b) and (c)) will be the amount determined by multiplying the amount of the Performance Award which would have been earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period under this Section 8.2 shall be made at the end of the respective Award Period, unless otherwise determined by the Committee in its sole discretion. Any partial payment previously made or credited to a deferred account for the benefit of a Participant as provided under Section 8.1(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section.

                  (e) OTHER EVENTS. Notwithstanding anything to the contrary in this Article VIII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions as the Committee shall deem appropriate.

         8.3. CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable to all Participants and shall be paid to Participants in accordance with Section 8.2(d) within 30 days after such Change in Control.

                                   ARTICLE IX.
                            OTHER STOCK-BASED AWARDS


         8.4. GRANT OF OTHER STOCK-BASED AWARDS. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of cash, Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Company and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

         8.5. TERMS OF OTHER STOCK-BASED AWARDS. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this
Article 10 shall be subject to the following:

                  (a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

                  (b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

                  (c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

         8.6. FOREIGN QUALIFIED AWARDS. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

                                   ARTICLE IX.
                        SHORT-TERM CASH INCENTIVE AWARDS

         9.1. ELIGIBILITY. Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of
Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

         9.2. AWARDS.

                  (a) PERFORMANCE TARGETS. For each fiscal year of the Company, the Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

                  (b) AMOUNTS OF AWARDS. In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

                  (c) PAYMENT OF AWARDS. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

                  (d) NEGATIVE DISCRETION. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

                  (e) GUIDELINES. The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

                  (f) NON-EXCLUSIVE ARRANGEMENT. The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

                                   ARTICLE X.
                      TERMS APPLICABLE GENERALLY TO AWARDS
                             GRANTED UNDER THE PLAN

         10.1. PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.3 and Section 11.7, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

         10.2. AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

         10.3. MODIFICATION OF AWARD AFTER GRANT. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and
(b) shall be approved by the Committee.

         10.4. LIMITATION ON TRANSFER. Except as provided in Section 7.1(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

         10.5. TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

                  (a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

                  (b) The Committee shall have the discretion as to any Award, to cause the Company to pay to tax authorities for the benefit of any Participant, or to reimburse such Participant for the individual taxes which are due on the grant, exercise or vesting of any share Award, or the lapse of any restriction on any share Award (whether by reason of a Participant's filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

                  (c) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

         10.6. SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.

         10.7. ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

                  (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

                  (b) MERGER. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for such outstanding Awards. In the event the Acquiring Corporation fails to assume or substitute for such outstanding Awards, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.7(b) shall be conditioned upon the consummation of the Merger. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

                  (c) OPTIONS TO PURCHASE SHARES OR STOCK OF ACQUIRED COMPANIES. After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

         10.8. NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

         10.9. AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

         10.10. GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

         10.11. NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

         10.12. COMPLIANCE WITH RULE 16B-3. It is intended that unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

         10.13. CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

         10.14. SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

         10.15. AMENDMENT AND TERMINATION.

                  (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code, unless such compliance is no longer desired under the Code, or under any other applicable law or rule of any stock exchange which lists

         Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

                  (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

                                   * * * * * *

                      ALLEGHENY TECHNOLOGIES INCORPORATED

                         PROXY FOR 2000 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      ALLEGHENY TECHNOLOGIES INCORPORATED

The undersigned hereby appoints James L. Murdy, Mary W. Snyder and Jon D. Walton or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the registered stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 11, 2000, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. OR, STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


       IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE.






                            /\ FOLD AND DETACH HERE /\




                          [ALLEGHENY TECHNOLOGIES LOGO]
                     Specialty Materials That Make Our World





Dear Stockholder:

       Enclosed are materials relating to the Allegheny Technologies Incorporated 2000 Annual Meeting of Stockholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

       Your vote is important. Please vote your proxy promptly whether or not you expect to attend the meeting. You may vote by toll-free telephone, by internet or by signing and returning the proxy card (above) in the enclosed postage-paid envelope.



                        /s/ Jon D. Walton
                        ----------------------------------------------------
                        Jon D. Walton
                        Senior Vice President, General Counsel and Secretary

IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A VOTE, THE PROXIES WILL VOTE FOR ALL ITEMS AND IN THEIR DISCRETION ON OTHER MATTERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS A, B AND C:

A. ELECTION OF THE FOUR NOMINEES AS DIRECTORS:  01 Thomas A. Corcoran    03 C. Fred Fetterolf
                                                02 Diane C. Creel        04 James E. Rohr
        FOR all              WITHHOLD
    nominees (except     from all nominees
     as indicated)

         [ ]                    [ ]         (To withhold authority to vote for any nominee(s), write the name(s) of the nominees(s) in the space that follows:

                                            __________________________________________________________________________.)


B. APPROVAL OF THE NEW INCENTIVE PLAN.          C. SELECTION OF AUDITORS.

     FOR     AGAINST     ABSTAIN                   FOR     AGAINST     ABSTAIN

     [ ]       [ ]         [ ]                     [ ]       [ ]         [ ]



                                                                        DATE: _______________________________, 2000

                                                                        ___________________________________________

                                                                        ___________________________________________
                                                                                (Signature or Signatures)

                                                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AT THE LEFT. WHEN
                                                                        SIGNING AS A FIDUCIARY OR CORPORATE OFFICER, GIVE FULL
                                                                        TITLE. FOR JOINT ACCOUNTS, PLEASE FURNISH BOTH SIGNATURES.

                           /\ FOLD AND DETACH HERE /\

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.
                            YOU CAN VOTE THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. OR
   --
2. Vote by internet at our internet address: http://www.eproxy.com/ati
   OR
   --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

        ----------------------------------------------------------------
        [PHONE GRAPHIC] VOTE BY TELEPHONE OR INTERNET [COMPUTER GRAPHIC]
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
          **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                     PLEASE FOLLOW THE INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


VOTE BY PHONE:      FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                    TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU
                    FOR THIS CALL.
                    You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right corner of this form.
                    After entering your Control Number you will hear these instructions.

        ------------------------------------------------------------------------
        OPTION 1:   To vote as your Board recommends on ALL items, press 1.
        ------------------------------------------------------------------------
        OPTION 2:   If you choose to vote on each item separately, press 0.
                    You will hear these instructions:
        ------------------------------------------------------------------------
                    ITEM A. To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                    ALL nominees,  press 9.
                    To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
                    ITEM B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    ITEM C: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    YOU MUST CONFIRM YOUR VOTE, WHEN ASKED, BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS HTTP://WWW.EPROXY.COM/ATI

RETURN THE ABOVE PROXY CARD ONLY IF YOU
DO NOT VOTE BY TELEPHONE OR INTERNET

THANK YOU FOR VOTING.

                       ALLEGHENY TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2000 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      ALLEGHENY TECHNOLOGIES INCORPORATED

o PERSONAL RETIREMENT AND 401(K) SAVINGS ACCOUNT PLAN

o RETIREMENT SAVINGS PLAN

o SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES

o THE 401(K) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
  (WASHINGTON PLANT)

The undersigned hereby directs the Trustee of the above Plans to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 11, 2000, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. OR, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


       IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.





                            /\ FOLD AND DETACH HERE /\



                          [ALLEGHENY TECHNOLOGIES LOGO]
                     Specialty Materials That Make Our World


o PERSONAL RETIREMENT AND 401(K) SAVINGS ACCOUNT PLAN

o RETIREMENT SAVINGS PLAN

o SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES

o THE 401(K) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
  (WASHINGTON PLANT)

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Allegheny Technologies Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 8, 2000. If the Trustee does not receive your instructions by May 8, 2000, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A VOTE, THE PROXIES WILL VOTE FOR ALL ITEMS AND IN THEIR DISCRETION ON OTHER MATTERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS A, B AND C:

A. ELECTION OF THE FOUR NOMINEES AS DIRECTORS:  01 Thomas A. Corcoran    03 C. Fred Fetterolf
                                                02 Diane C. Creel        04 James E. Rohr
        FOR all              WITHHOLD
    nominees (except     from all nominees
     as indicated)

         [ ]                    [ ]         (To withhold authority to vote for any nominee(s), write the name(s) of the nominees(s) in the space that follows:

                                            __________________________________________________________________________.)


B. APPROVAL OF THE NEW INCENTIVE PLAN.          C. SELECTION OF AUDITORS.

     FOR     AGAINST     ABSTAIN                   FOR     AGAINST     ABSTAIN

     [ ]       [ ]         [ ]                     [ ]       [ ]         [ ]



                                                                        DATE: _______________________________, 2000

                                                                        ___________________________________________

                                                                        ___________________________________________
                                                                                (Signature or Signatures)

                                                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AT THE LEFT. WHEN
                                                                        SIGNING AS A FIDUCIARY OR CORPORATE OFFICER, GIVE FULL
                                                                        TITLE. FOR JOINT ACCOUNTS, PLEASE FURNISH BOTH SIGNATURES.

                           /\ FOLD AND DETACH HERE /\

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.
                            YOU CAN VOTE THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. OR
   --
2. Vote by internet at our internet address: http://www.eproxy.com/ati
   OR
   --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

        ----------------------------------------------------------------
        [PHONE GRAPHIC] VOTE BY TELEPHONE OR INTERNET [COMPUTER GRAPHIC]
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
          **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                     PLEASE FOLLOW THE INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


VOTE BY PHONE:      FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                    TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU
                    FOR THIS CALL.
                    You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right corner of this form.
                    After entering your Control Number you will hear these instructions.

        ------------------------------------------------------------------------
        OPTION 1:   To vote as your Board recommends on ALL items, press 1.
        ------------------------------------------------------------------------
        OPTION 2:   If you choose to vote on each item separately, press 0.
                    You will hear these instructions:
        ------------------------------------------------------------------------
                    ITEM A. To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                    ALL nominees,  press 9.
                    To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
                    ITEM B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    ITEM C: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    YOU MUST CONFIRM YOUR VOTE, WHEN ASKED, BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS HTTP://WWW.EPROXY.COM/ATI

RETURN THE ABOVE PROXY CARD ONLY IF YOU
DO NOT VOTE BY TELEPHONE OR INTERNET

THANK YOU FOR VOTING.

                       ALLEGHENY TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2000 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      ALLEGHENY TECHNOLOGIES INCORPORATED

                           TELEDYNE, INC. 401(K) PLAN

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 11, 2000, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. OR, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


       IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.







                            /\ FOLD AND DETACH HERE /\







                          [ALLEGHENY TECHNOLOGIES LOGO]
                     Specialty Materials That Make Our World




TELEDYNE, INC. 401(K) PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Allegheny Technologies Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 8, 2000. If the Trustee does not receive your instructions by May 8, 2000, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A VOTE, THE PROXIES WILL VOTE FOR ALL ITEMS AND IN THEIR DISCRETION ON OTHER MATTERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS A, B AND C:

A. ELECTION OF THE FOUR NOMINEES AS DIRECTORS:  01 Thomas A. Corcoran    03 C. Fred Fetterolf
                                                02 Diane C. Creel        04 James E. Rohr
        FOR all              WITHHOLD
    nominees (except     from all nominees
     as indicated)

         [ ]                    [ ]         (To withhold authority to vote for any nominee(s), write the name(s) of the nominees(s) in the space that follows:

                                            __________________________________________________________________________.)


B. APPROVAL OF THE NEW INCENTIVE PLAN.          C. SELECTION OF AUDITORS.

     FOR     AGAINST     ABSTAIN                   FOR     AGAINST     ABSTAIN

     [ ]       [ ]         [ ]                     [ ]       [ ]         [ ]



                                                                        DATE: _______________________________, 2000

                                                                        ___________________________________________

                                                                        ___________________________________________
                                                                                (Signature or Signatures)

                                                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AT THE LEFT. WHEN
                                                                        SIGNING AS A FIDUCIARY OR CORPORATE OFFICER, GIVE FULL
                                                                        TITLE. FOR JOINT ACCOUNTS, PLEASE FURNISH BOTH SIGNATURES.

                           /\ FOLD AND DETACH HERE /\

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.
                            YOU CAN VOTE THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. OR
   --
2. Vote by internet at our internet address: http://www.eproxy.com/ati
   OR
   --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

        ----------------------------------------------------------------
        [PHONE GRAPHIC] VOTE BY TELEPHONE OR INTERNET [COMPUTER GRAPHIC]
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
          **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                     PLEASE FOLLOW THE INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


VOTE BY PHONE:      FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                    TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU
                    FOR THIS CALL.
                    You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right corner of this form.
                    After entering your Control Number you will hear these instructions.

        ------------------------------------------------------------------------
        OPTION 1:   To vote as your Board recommends on ALL items, press 1.
        ------------------------------------------------------------------------
        OPTION 2:   If you choose to vote on each item separately, press 0.
                    You will hear these instructions:
        ------------------------------------------------------------------------
                    ITEM A. To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                    ALL nominees,  press 9.
                    To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
                    ITEM B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    ITEM C: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    YOU MUST CONFIRM YOUR VOTE, WHEN ASKED, BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS HTTP://WWW.EPROXY.COM/ATI

RETURN THE ABOVE PROXY CARD ONLY IF YOU
DO NOT VOTE BY TELEPHONE OR INTERNET

THANK YOU FOR VOTING.

                       ALLEGHENY TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2000 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      ALLEGHENY TECHNOLOGIES INCORPORATED

        OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK COMPENSATION PLAN
                  OREGON METALLURGICAL CORPORATION SAVINGS PLAN

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 11, 2000, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. OR, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


       IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.






                            /\ FOLD AND DETACH HERE /\







                          [ALLEGHENY TECHNOLOGIES LOGO]
                     Specialty Materials That Make Our World




OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK COMPENSATION PLAN
OREGON METALLURGICAL CORPORATION SAVINGS PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Allegheny Technologies Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 8, 2000. If the Trustee does not receive your instructions by May 8, 2000, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A VOTE, THE PROXIES WILL VOTE FOR ALL ITEMS AND IN THEIR DISCRETION ON OTHER MATTERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS A, B AND C:

A. ELECTION OF THE FOUR NOMINEES AS DIRECTORS:  01 Thomas A. Corcoran    03 C. Fred Fetterolf
                                                02 Diane C. Creel        04 James E. Rohr
        FOR all              WITHHOLD
    nominees (except     from all nominees
     as indicated)

         [ ]                    [ ]         (To withhold authority to vote for any nominee(s), write the name(s) of the nominees(s) in the space that follows:

                                            __________________________________________________________________________.)


B. APPROVAL OF THE NEW INCENTIVE PLAN.          C. SELECTION OF AUDITORS.

     FOR     AGAINST     ABSTAIN                   FOR     AGAINST     ABSTAIN

     [ ]       [ ]         [ ]                     [ ]       [ ]         [ ]



                                                                        DATE: _______________________________, 2000

                                                                        ___________________________________________

                                                                        ___________________________________________
                                                                                (Signature or Signatures)

                                                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AT THE LEFT. WHEN
                                                                        SIGNING AS A FIDUCIARY OR CORPORATE OFFICER, GIVE FULL
                                                                        TITLE. FOR JOINT ACCOUNTS, PLEASE FURNISH BOTH SIGNATURES.

                           /\ FOLD AND DETACH HERE /\

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.
                            YOU CAN VOTE THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. OR
   --
2. Vote by internet at our internet address: http://www.eproxy.com/ati
   OR
   --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

        ----------------------------------------------------------------
        [PHONE GRAPHIC] VOTE BY TELEPHONE OR INTERNET [COMPUTER GRAPHIC]
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
          **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                     PLEASE FOLLOW THE INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


VOTE BY PHONE:      FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                    TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU
                    FOR THIS CALL.
                    You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right corner of this form.
                    After entering your Control Number you will hear these instructions.

        ------------------------------------------------------------------------
        OPTION 1:   To vote as your Board recommends on ALL items, press 1.
        ------------------------------------------------------------------------
        OPTION 2:   If you choose to vote on each item separately, press 0.
                    You will hear these instructions:
        ------------------------------------------------------------------------
                    ITEM A. To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                    ALL nominees,  press 9.
                    To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
                    ITEM B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    ITEM C: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                    YOU MUST CONFIRM YOUR VOTE, WHEN ASKED, BY PRESSING 1.

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